     SEMI-ANNUAL REPORT
     MARCH 31, 1998                                        THE OAKMARK  [BOX]
                                                                  FUND



                                                           THE OAKMARK  [BOX]
                                                           SELECT FUND



                                                           THE OAKMARK  [BOX]
                                                        SMALL CAP FUND



                                                           THE OAKMARK  [BOX]
                                                            EQUITY AND
                                                           INCOME FUND



                                                           THE OAKMARK  [BOX]
                                                         INTERNATIONAL
                                                                  FUND



     [LOGO]                                                THE OAKMARK  [BOX]
                                                         INTERNATIONAL
     MANAGED BY                                         SMALL CAP FUND
     HARRIS
     ASSOCIATES L.P.
                                      [GRAPHIC]


                                       OAKMARK

 THE OAKMARK FAMILY OF FUNDS

       1998 SEMI-ANNUAL REPORT
        ........................................................................

LETTER FROM THE CHAIRMAN AND PRESIDENT......................          1

THE OAKMARK FAMILY OF FUNDS SUMMARY.........................          2

THE OAKMARK FUND
  Letter from the Portfolio Manager.........................          4
  Schedule of Investments...................................          7

THE OAKMARK SELECT FUND
  Letter from the Portfolio Manager.........................         10
  Schedule of Investments...................................         12

THE OAKMARK SMALL CAP FUND
  Letter from the Portfolio Manager.........................         14
  Schedule of Investments...................................         16

THE OAKMARK EQUITY AND INCOME FUND
  Letter from the Portfolio Manager.........................         19
  Schedule of Investments...................................         21

THE OAKMARK INTERNATIONAL FUND
  Letter from the Portfolio Manager.........................         25
  International Diversification Chart.......................         27
  Schedule of Investments...................................         28

THE OAKMARK INT'L SMALL CAP FUND
  Letter from the Portfolio Manager.........................         33
  International Diversification Chart.......................         35
  Schedule of Investments...................................         36

FINANCIAL STATEMENTS
  Statement of Assets and Liabilities.......................         40
  Statement of Operations...................................         42
  Statement of Changes in Net Assets........................         44
  Notes to Financial Statements.............................         50

TRUSTEES AND OFFICERS.......................................         63

FOR MORE INFORMATION
Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275).

WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE
Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK (1-800-476-9625).

LETTER FROM THE CHAIRMAN AND PRESIDENT...
 ........................................................................

FELLOW SHAREHOLDERS:

    WE ARE PLEASED TO PRESENT THE SEMI-ANNUAL REPORT FOR THE OAKMARK FAMILY OF FUNDS. WITH ALL OF OUR FUNDS INCREASING IN VALUE, OUR LONG-TERM GOAL OF PROVIDING ATTRACTIVE RETURNS CONTINUES TO BE ACHIEVED. MORE IMPORTANT, WE REMAIN CONVINCED THAT OUR FUNDS SINGULARLY AND COLLECTIVELY CONTINUE TO BE WELL-POSITIONED TO HELP OUR SHAREHOLDERS MEET THEIR FINANCIAL GOALS.

                   [PHOTO]

AS INVESTORS, WE FEEL STRONGLY THAT OUR SHAREHOLDERS WILL BE BEST SERVED BY LONG-TERM COMMITMENTS TO OUR FUNDS. WE BELIEVE THAT THE KEYS TO MAINTAINING YOUR TRUST AND INVESTMENT IN OUR FUNDS ARE: INVESTMENT PHILOSOPHY, ATTRACTIVE LONG-TERM RETURNS AND INVESTOR SERVICE. THROUGH THE YEARS, WE ARE CONFIDENT THAT OUR SHAREHOLDERS HAVE BENEFITED FROM OUR DISCIPLINED INVESTMENT PHILOSOPHY AND THE RETURNS THAT HAVE BEEN GENERATED. IN THE INVESTOR SERVICE AREA, WHILE OUR SHAREHOLDERS SEEM TO BE PLEASED, WE THINK IT IS A GOOD IDEA TO EXPLORE SOME POTENTIAL CHANGES.

    OUR FOCUS ON THIS AREA IS NOT NEW. IN THE LAST YEAR WE HAVE STRENGTHENED OUR WEBSITE, ENHANCED OUR AUTOMATED PHONE SYSTEM AND STREAMLINED OUR MAILINGS. INCLUDED IN THIS PACKAGE ARE TWO ITEMS WHICH MAY BE OF INTEREST TO YOU. FIRST, WE ARE INTRODUCING "PAYROLL DEDUCTION" WHICH ENABLES YOU TO INVEST IN THE OAKMARK FUNDS DIRECTLY THROUGH YOUR EMPLOYER. THIS OPTION ALLOWS YOU TO DEDUCT YOUR INVESTMENT DIRECTLY FROM YOUR PAYCHECK. A PAYROLL DEDUCTION FORM IS ENCLOSED. THE SECOND ITEM ENCLOSED IS A BROCHURE FOR OUR NEWLY-NAMED AUTOMATED PHONE SYSTEM, "OAK LINK." THIS BROCHURE PROVIDES SHORTCUTS THROUGH THE SYSTEM FOR FASTER, MORE EFFICIENT SERVICE.

    OUR PROGRESS HAS BEEN NOTEWORTHY, BUT WE ARE NOT DONE. TO THIS END, OVER THE NEXT SEVERAL MONTHS WE WILL BE ASKING A NUMBER OF YOU FOR SUGGESTIONS ABOUT BROADENING OUR SERVICE. WE INTEND TO FOCUS ON REPORTING PRACTICES AND INFORMATION FLOWS BUT WE WILL BE OPEN TO OTHER IDEAS. WE HAVE A STRONG
SERVICE ORIENTATION AND WHEN THE PROJECT IS COMPLETED, IT WILL BE EVEN BETTER.

    AS ALWAYS, WE REMAIN COMMITTED TO HELPING YOU MEET YOUR LONG-TERM GOALS. THANKS FOR YOUR SUPPORT AND CONFIDENCE IN US.

    VERY TRULY YOURS,


/s/ Victor Morgenstern

VICTOR MORGENSTERN
CHAIRMAN

/s/ Robert M. Levy

ROBERT M. LEVY
PRESIDENT

 THE OAKMARK FAMILY OF FUNDS

       SUMMARY INFORMATION
        ........................................................................

                                         THE OAKMARK                  THE OAKMARK
PERFORMANCE FOR PERIOD ENDED                FUND                        SELECT
MARCH 31, 1998                                                           FUND
----------------------------------------------------------------------------------------
3 MONTHS                                   10.0%                        13.4%
 ........................................................................................
6 MONTHS                                   14.4%                        22.9%
 ........................................................................................
1 YEAR                                     40.2%                        65.4%
 ........................................................................................
AVERAGE ANNUAL TOTAL RETURN
  FOR:
  3 YEAR                                   27.7%                         N/A
 ........................................................................................
  5 YEAR                                   23.2%                         N/A
 ........................................................................................
  SINCE INCEPTION                          30.7%                        63.7%

VALUE OF $10,000                           $59,517                      $20,078
FROM INCEPTION DATE                       (8/5/91)                     (11/1/96)
----------------------------------------------------------------------------------------
TOP FIVE HOLDINGS                  Phillip Morris               U.S. Industries,
AS OF MARCH 31, 1998                 Companies, Inc.  6.7%        Inc.             12.6%
                                   Banc One                     Cablevision Systems
                                     Corporation      6.5%        Corporation       9.8%
COMPANY AND % OF TOTAL NET         Mattel, Inc.       5.6%      USG Corporation     9.3%
ASSETS                             Nike, Inc.         5.4%      Tele-Communications
                                   The Black & Decker             Liberty Media, Class
                                     Corporation      4.9%        A                 8.8%
                                                                PartnerRe Ltd.      7.8%
----------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES                Food & Beverage   16.9%      Diversified
AS OF MARCH 31, 1998               Other Consumer Goods &         Conglomerates    12.6%
                                     Services 16.1%             Building Materials &
                                   Banks              9.7%         Construction    11.6%
INDUSTRIES AND % OF TOTAL NET      Publishing         8.1%      Broadcasting & Cable
ASSETS                             Other Financial    8.1%         TV               9.8%
                                                                Other Consumer Goods &
                                                                  Services          9.0%
                                                                TV Programming      8.8%

2  THE OAKMARK FAMILY OF FUNDS

 .................................................................................................................................
                                      THE OAKMARK              THE OAKMARK              THE OAKMARK              THE OAKMARK
                                       SMALL CAP               EQUITY AND              INTERNATIONAL            INTERNATIONAL
                                         FUND                  INCOME FUND                 FUND                SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
3 MONTHS                                 7.1%                     8.7%                    14.4%                    18.5%
 ..................................................................................................................................
6 MONTHS                                 6.8%                     9.6%                    -1.2%                    -9.8%
 ..................................................................................................................................
1 YEAR                                  42.8%                    33.6%                     9.7%                    -5.4%
 ..................................................................................................................................
AVERAGE ANNUAL TOTAL RETURN
  FOR:
  3 YEAR                                 N/A                      N/A                     19.2%                     N/A
 ..................................................................................................................................
  5 YEAR                                 N/A                      N/A                     14.1%                     N/A
 ..................................................................................................................................
  SINCE INCEPTION                       37.9%                    22.2%                    16.3%                     5.7%
VALUE OF $10,000                        $21,732                  $16,233                  $22,994                  $11,429
FROM INCEPTION DATE                    (11/1/95)                (11/1/95)                (9/30/92)                (11/1/95)
----------------------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS              People's Bank of         U.S. Industries,         Tomkins plc      5.5%    Elevadores Atlas,
AS OF MARCH 31, 1998             Bridgeport, CT  8.0%     Inc.            4.7%   Sedgwick Group             SA               4.7%
                               Cablevision Systems      Catellus Development       plc            4.4%    JCG Holdings Ltd.  4.4%
                                Corporation      7.7%    Corporation      4.6%   Quilmes                  Lambert Fenchurch
COMPANY AND % OF TOTAL NET     U.S. Industries,         Chrysler                   Industrial SA  4.1%      Group plc        4.4%
ASSETS                           Inc.            7.4%    Corporation      4.4%   USIMINAS         4.0%    Cewe Color
                               RenaissanceRe Holdings   Electronic Data          Lion Nathan                Holdings AG      4.3%
                                 Ltd             5.3%    Systems Corp.    3.4%     Limited        3.9%    Cordiant
                               Catellus Development     Tele-Communications,                                Communications
                                 Corporation     5.2%     Liberty Media                                     Group plc        4.3%
                                                          Class A         3.4%
----------------------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES            Other Industrial Goods   U.S. Government          Food & Beverage 18.4%    Other Industrial Goods
AS OF MARCH 31, 1998             & Services     15.0%     Bonds          25.1%    Other Industrial Goods    & Services      10.7%
                               Insurance        12.7%   Banks             9.3%    & Services     10.3%    Other Financial   10.4%
                               Banks            10.6%   Automotive        7.7%   Banks            7.7%    Other Consumer
INDUSTRIES AND % OF TOTAL NET  Broadcasting & Cable     Insurance         5.7%   Marketing                  Goods & Services 8.0%
ASSETS                           TV              9.8%   Publishing        5.0%   Services         7.0%    Marketing Services 7.4%
                               Other Consumer Goods &                            Consumer                 Food & Beverage    7.1%
                                 Services        9.6%                              Non-Durables   5.5%

                                                  THE OAKMARK FAMILY OF FUNDS  3

 THE OAKMARK FUND

       REPORT FROM ROBERT J. SANBORN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (3/31/98)
AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                 THE OAKMARK
                    FUND      S & P 500
                 -----------  ---------
8/91              $10,000      $10,000
10/91             $12,100      $10,202
1/92              $13,910      $10,707
4/92              $14,660      $10,947
7/92              $15,910      $11,279
10/92             $17,110      $11,217
1/93              $19,913      $11,836
4/93              $20,136      $11,957
7/93              $22,052      $12,260
10/93             $24,504      $12,896
1/94              $25,648      $13,357
4/94              $24,855      $12,590
7/94              $25,321      $12,890
10/94             $26,653      $13,384
1/95              $26,480      $13,433
4/95              $28,846      $14,781
7/95              $30,883      $16,248
10/95             $32,397      $16,916
1/96              $36,091      $18,608
4/96              $36,823      $19,242
7/96              $35,559      $18,934
10/96             $38,252      $20,988
1/97              $43,112      $23,510
4/97              $44,197      $24,073
7/97              $51,606      $28,797
9/97              $52,009      $28,668
12/97             $54,132      $29,494
3/98              $59,517      $33,663

                                                 AVERAGE ANNUAL
                                                  TOTAL RETURN*
                                                 THROUGH 3/31/98
                                TOTAL RETURN   FROM FUND INCEPTION
3/31/98 NAV $44.43              LAST 3 MOS.          8/5/91
------------------------------------------------------------------
THE OAKMARK FUND                        10.0%       30.7%
Standard & Poor's 500 Stock
  Index w/inc**                         14.0%       20.0%
Dow Jones Industrial Average
  w/ inc**                              11.7%       20.4%
Value Line Composite Index**            10.0%       11.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

PORTFOLIO UPDATE

As we once again reach the mid-point of our fiscal year, it is my custom to review the portfolio and assess how we are doing. The temptation is to copy last year's semi-annual letter--that is how similar the environment is. On an absolute basis, your Fund has returned 10%, a few points behind the returns of the Standard & Poor's 500. While I (and you!) would love to "beat the market" all the time--an impossible goal-- my attitude towards the year to date is the same as that of movie mogul Samuel Goldwyn after viewing one of his studio's releases: "I was very pleasantly disappointed."

These remain the most benign of times in which to own US stocks. During the last six months, long-term interest rates continued their decline, from 6.5 percent at the end of September to under 6.0 percent today. Even the Asian economic crisis has a beneficial impact in dampening any inflationary pressures. As I have written many times, the direction of inflation is the most important determinant of the direction of the prices of financial assets. Earnings continue strong, consumer confidence is at an all-time high, and so on. We're going to the moon, Alice!

The continued appreciation of stock prices in the past year presents us with a problem, however. Our cash level is at twelve percent, our typical holding is closer to our sell target than our buy target, and we are having increasing difficulty finding holdings that meet our criteria. Buyers of entire companies apparently agree, as the dollar percentage of acquisitions done for stock (as opposed to cash) doubled in 1997 over 1996. Corporate chieftains are more comfortable trading one possibly over-valued stock for another.

Over the past six months, we have made some fairly substantial changes to our portfolio. U.S. West Media Group attained our price target (90 percent of our estimate of value) and we have sold it. We have trimmed our other cable holdings, also. Our weighting in this industry has declined from 9.2 percent to less than 2.0 percent over the past six

4 THE OAKMARK FUND

 .............................................................................

months. I should note that when we were last buying these holdings, psychology towards the group was extremely negative--between re-regulation, satellites, and other competitive threats, its future to Wall Street appeared bleak. However, the consensus has done a complete turn and is now extremely positive. While we are not overt contrarians--specifically selling the hot stocks and buying the cold ones--we are closet contrarians, in that positive psychology towards a stock tends to drive it towards our sell target and negative psychology tends to drive a stock towards our buy target.

As an example of the latter, we have increased our investments in Lockheed Martin and Boeing during the first half of the fiscal year, as short-term problems pushed both stocks to attractive valuation levels. Also, I have made large commitments to two franchise businesses, Mattel (now our third-largest holding), and Nike (discussed in last quarter's letter, and our fourth-largest position). While controversial to be sure, I regard both as very good businesses, with strong managements, and at attractive prices for the long term (buckle up for short-term turbulence, though!).

While it is enticing to extrapolate the last few years of huge returns, we need to tell you that it is not possible to sustain them over the long term. With the "easy money" available in stocks, many investors forget about the downside. As value investors, we always focus on the downside. YOUR task is to review your entire portfolio and to assess whether it meets your risk/return parameters. Also, remind yourself that the money you have invested in equity investments such as The Oakmark Fund should: 1) not be needed for at least five years, and
2) can decline by, say, 30 percent at any given time without its affecting your lifestyle. It is far better to do this now than to do it when a decline does occur.

MEDIA POTPOURRI

I have read many articles over the last few months that highlight how we at The Oakmark Funds do things differently from so many of our competitors. Thus, I will summarize a few--without using names so as to protect the innocent--and give a brief response to each.

- Many of you have read about the group of sweet, mature women from small-town Illinois whose investment club seemingly generated huge, market-beating returns. A shrewd marketing campaign made them into a veritable multi-media industry. You, too, can beat the market using the ladies' tried-and-true methods!! Well, a reporter verifying the group's claims discovered that the actual annual returns of the ladies for the ten years ending 1993 was not 23.4 percent, but a market-trailing 9.1 percent. Once again, the lesson is: if it SEEMS too good to be true, it probably is.

TO PUT IT INTO PERSPECTIVE, $100 INVESTED FOR THE TEN YEARS WOULD HAVE GENERATED $239 FOR THE LADIES, $313 FOR THE DOW, AND $819 IF THE LADIES HAD ACTUALLY EARNED WHAT THEY CLAIMED. AS AGENT 86 MAXWELL SMART USED TO SAY, "MISSED IT BY THAAAAAAT MUCH."

- An advertisement in the "New York Times" has the following headline: "X Fund Managers Plan To Manage The Fund For At Least Five Years-- Would Invest Own Money In Fund." In the news-article-style ad, one of the partners of X Fund's management company states that reports that he and his partner are looking to sell the company are true, and "...[I]n connection with any possible transaction, as a measure of our confidence in the future prospects of the X Fund, we would invest a significant amount of our own money in the Fund."

WHERE TO BEGIN? IN THIS AGE OF "PRESERVE WIGGLE ROOM," THE KEY WORD ABOVE IS "WOULD." WOULD???? DOES THIS MEAN THAT THEY "WOULD NOT" INVEST IN THE FUND IF THE COMPANY IS NOT SOLD AND "DO NOT" CURRENTLY? HERE AT THE OAKMARK FUNDS, WE SEEK OUT OWNER-ORIENTED MANAGEMENTS WHO OWN THEIR OWN STOCK AND ARE MOTIVATED TO GROW ITS VALUE. IN TURN, WE ASSUME OUR SHAREHOLDERS EXPECT THE SAME OF US. EVERY FUND MANAGER OF THE OAKMARK FUNDS HAS A LARGE AMOUNT INVESTED IN HIS FUND, AND FIRMWIDE OWNERSHIP OF OUR FUNDS IS VERY SUBSTANTIAL AND HAS BEEN FROM DAY ONE.

- There was a "Wall Street Journal" article about a "onetime star manager" at a fund company (whose parent is a holding of your Fund!). Apparently, the star's recent performance has been weak and the fund company has, according to a company spokesperson, "taken a number of steps to improve performance." According to the spokesperson, these "steps" included selling some "riskier" stocks and "shifting to stocks with better short-term performance."

THE PORTFOLIO MANAGERS OF THE OAKMARK FUNDS ARE NOT JUDGED ON SHORT-TERM PERFORMANCE. WE ARE NOT REQUIRED TO BUY

                                                              THE OAKMARK FUND 5

 ........................................................................

STOCKS WITH "BETTER NEAR-TERM PROSPECTS." WE ALL KNOW THAT STOCKS WITH THESE PROSPECTS ARE GENERALLY PRICED TO REFLECT THESE POSITIVES. WHEN MARKETING IMPERATIVES TRUMP THE INVESTING SIDE, THAT'S A SORRY DAY.

AND A LESSON IN RATIONAL EXPECTATIONS

Do you remember George Carlin's Hippy Dippy Weatherman? He would make the earth-shattering prediction that, say, in Chicago, it would get warm in the summer and then get cold in the winter. Well, duh.

I think of him when I get letters questioning our controversial holdings. Your Fund has several holdings whose problems and challenges tend to earn mention in newspapers and other general interest publications. The letters go like this:
"Why do we own Stock Y? Everyone knows Y is having a lot of problems right now. Why don't you buy stocks with better prospects?"

Rational expectations refers to many economic or financial situations in which the outcome depends significantly upon what people EXPECT to happen. As an absurd example, take those TV ads for commodities that go like this: "As we enter the winter heating season, we expect demand for fuel to increase. This should cause heating oil prices to rise. A leveraged bet on this could yield $100,000 on an initial investment of $5,000." Now, I assume some people say:
Wow, that sounds easy, I'm going to invest everything I've got in that.

Now, back to the hippy-dippy weatherman. When everyone knows something--i.e., it gets cold in the winter--the opportunity for systematic profit potential disappears. In recurrent situations, the future tends to unfold pretty similarly compared to the past, and people adjust their forecasts to this reality. The concept of rational expectations asserts that outcomes do not differ systematically from expectations, and stems from the standard economic assumption that people act in ways that maximize their utility (or, happiness). Rational expectations play a key role in the theory of hyperinflation, efficient markets theory (which holds that stock prices reflect all public information), the permanent income hypothesis (which argues that people base their consumption not only on their income but on their expectations of future income), and in the design of macroeconomic policy.

Now, back to the letters. When general interest publications reveal "problems" at a company, they have long been known in the professional investment community. (Wags often assert that when "Business Week" proclaims a problem, it's time to bet the other way). By the time you have read about them, we have long since factored them into our expectations. It does not mean that we won't ever be wrong, but that our analysis was educated.

/s/ Robert J. Sanborn

ROBERT J. SANBORN

Portfolio Manager
rsanborn@oakmark.com

April 3, 1998

6 THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--88.3%

FOOD & BEVERAGE--16.9%
  Philip Morris Companies Inc.                      14,310,700   $  596,577,306
  Anheuser-Busch Companies Inc.                      9,205,400      426,325,087
  H.J. Heinz Company                                 4,007,250      233,923,219
  Nabisco Holdings Corporation                       3,572,100      167,442,187
  Gallaher Group Plc (a)(b)                          3,835,500       82,942,688
                                                                 --------------
                                                                  1,507,210,487

APPAREL--5.4%
  Nike, Inc., Class B                               10,957,100   $  484,851,675

RETAIL--2.2%
  American Stores Company                            7,491,100   $  194,768,600

OTHER CONSUMER GOODS & SERVICES--16.1%
  Mattel, Inc.                                      12,614,400   $  499,845,600
  The Black & Decker Corporation (c)                 8,267,000      438,667,687
  Polaroid Corporation (c)                           4,552,400      200,305,600
  Brunswick Corporation                              3,578,800      124,810,650
  Fortune Brands, Inc.                               2,645,500      105,489,312
  First Brands Corporation                           1,070,400       26,693,100
  Juno Lighting, Inc. (c)                            1,085,000       22,920,625
  GC Companies, Inc. (a)(c)                            397,000       20,768,063
                                                                 --------------
                                                                  1,439,500,637

BANKS--9.7%
  Banc One Corporation                               9,100,548   $  575,609,661
  Mellon Bank Corporation                            4,589,200      291,414,200
                                                                 --------------
                                                                    867,023,861

INSURANCE--1.4%
  Old Republic International Corporation             2,748,620   $  121,798,224

OTHER FINANCIAL--8.1%
  Ambac Financial Group, Inc. (c)                    4,389,800   $  256,528,938
  Washington Mutual, Inc.                            3,300,000      236,671,875
  Fannie Mae                                         3,557,500      225,011,875
                                                                 --------------
                                                                    718,212,688

BROADCASTING & CABLE TV--0.5%
  Tele-Communications, Inc., Class A (a)             1,450,000   $   45,085,938

TV PROGRAMMING--1.3%
  Tele-Communications, Liberty Media, Class A
     (a)                                             3,411,611   $  117,274,128

                                                             THE OAKMARK FUND 7

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--88.3% (CONT.)

PUBLISHING--8.1%
  Dun & Bradstreet Corporation (c)                   9,741,300   $  333,030,694
  Knight-Ridder, Inc. (c)                            4,650,000      259,818,750
  ACNielsen Corporation (a)(c)                       4,764,000      125,948,250
                                                                 --------------
                                                                    718,797,694

MEDICAL CENTERS--4.9%
  Columbia/HCA Healthcare Corporation               13,601,000   $  438,632,250

MANAGED CARE SERVICES--0.6%
  Foundation Health Systems, Inc. (a)                1,908,000   $   52,589,250

MEDICAL PRODUCTS--0.9%
  Sybron International Corporation (a)               3,135,600   $   81,917,550

AUTOMOTIVE--0.5%
  Chrysler Corporation                               1,178,700   $   48,989,719

AEROSPACE & DEFENSE--6.9%
  Lockheed Martin Corporation                        3,625,000   $  407,812,500
  The Boeing Company                                 3,938,000      205,268,250
                                                                 --------------
                                                                    613,080,750

OTHER INDUSTRIAL GOODS & SERVICES--1.7%
  SPX Corporation (a)(c)                               875,200   $   66,788,700
  Bandag Incorporated, Class A (a)                   1,104,100       58,862,331
  The Geon Company                                     971,600       21,739,550
                                                                 --------------
                                                                    147,390,581

FOREIGN SECURITIES--3.1%
  DeBeers Centenary AG (b)                           6,546,000   $  143,602,875
  Unilever NV (b)                                    1,904,000      130,662,000
                                                                 --------------
                                                                    274,264,875

  TOTAL COMMON STOCKS (COST: $5,479,573,759)                      7,871,388,907

SHORT TERM INVESTMENTS--15.9%

GOVERNMENT AND AGENCY SECURITIES--5.6%

U.S. GOVERNMENT AGENCIES--2.3%
  Federal Farm Credit Bank, 5.46% due
     7/1/1998                                     $200,000,000   $  199,892,000

U.S. GOVERNMENT BILLS--3.3%
  United States Treasury Bills, 4.98%-5.21%
     due 4/2/1998-8/13/1998                       $300,000,000   $  297,664,714
                                                                 --------------
  TOTAL GOVERNMENT AND AGENCY SECURITIES
     (COST: $497,656,840)                                           497,556,714

8 THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--15.9% (CONT.)

COMMERCIAL PAPER--8.7%
  American Express Credit Corp., 5.50%-5.54%
     due 4/3/1998-4/29/1998                       $220,000,000   $  220,000,000
  Ford Motor Credit Corp., 5.49%-5.54% due
     4/2/1998-4/28/1998                            260,000,000      260,000,000
  General Electric Capital Corporation,
     5.52%-6.02% due 4/1/1998-4/27/1998            300,000,000      300,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $780,000,000)                       780,000,000

REPURCHASE AGREEMENTS--1.6%
  State Street Repurchase Agreement, 5.75%
     due 4/1/1998                                 $140,535,000   $  140,535,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $140,535,000)                  140,535,000

  TOTAL SHORT TERM INVESTMENTS (COST: $1,418,191,840)             1,418,091,714

  Total Investments (Cost $6,897,765,599)--104.2% (d)            $9,289,480,621
  Other Liabilities In Excess Of Other Assets--(4.2)%              (371,088,908)
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $8,918,391,713
                                                                 --------------
                                                                 --------------

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At March 31, 1998, net unrealized appreciation of $2,391,715,022, for federal income tax purposes consisted of gross unrealized appreciation of $2,406,539,553 and gross depreciation of $14,824,531.

                                                             THE OAKMARK FUND 9

 THE OAKMARK SELECT FUND

       REPORT FROM BILL NYGREN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (3/31/98) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               THE OAKMARK
               SELECT FUND     S & P 500
               -----------     ---------
10/96             $10,000      $10,000
1/97              $12,500      $11,202
4/97              $12,250      $11,470
7/97              $15,290      $13,721
9/97              $16,340      $13,659
12/97             $17,704      $14,053
3/98              $20,078      $16,021

                                                  AVERAGE ANNUAL TOTAL RETURN*
                                                         THROUGH 3/31/98
                                 TOTAL RETURN          FROM FUND INCEPTION
3/31/98 NAV $19.87                LAST 3 MOS.                11/1/96
--------------------------------------------------------------------------------
THE OAKMARK SELECT FUND                13.4%                    63.7%
Standard & Poor's 500 Stock
  Index w/inc**                        14.0%                    39.6%
Standard & Poor's MidCap 400
  Index w/ inc**                       11.0%                    36.5%
Value Line Composite Index**           10.0%                    26.9%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

UP, UP AND AWAY

The Oakmark Select Fund increased in value by 13.4% in the quarter ended March
31. That increase nicely exceeded the 11% gain in the S&P 400, the midcap index that compares most closely to our portfolio, but slightly trailed the increase in the S&P 500. Our six-month increase of 22.9% was well above the market, regardless of which index one chooses. Strong gains achieved by cable TV stocks again helped our performance.

Your Fund has now doubled in value since its inception 17 months ago! Although our entire research department is very proud of this record, we are certainly aware that these results have been possible only with the aid of an unbelievably powerful tailwind. In the last 25 years, the market's quarterly return exceeded 10% about once every ten quarters. Over the life of The Oakmark Select Fund, the market return has reached double-digit levels in three out of six quarters, five times the historical frequency. The strength of this market has been truly amazing!

Stocks rallied further last month after Warren Buffett stated his opinion that stocks were not generally overvalued as long as interest rates remained low and businesses continued to earn exceptionally high returns on equity. Investors saw the positive "stocks not overvalued" rather than focusing on the risk of a change in our near-perfect economic environment. As stock prices and, therefore, risk levels keep rising, you need to remember that we are not market timers. We doubt that anyone is very good at predicting market moves, but we KNOW we are not. Since we will always find stocks that look inexpensive RELATIVE to prices paid for similar businesses, the Select Fund will remain fully invested. That means that the Fund's cash levels will almost always be low, a single-digit percentage. It also means that when the market goes down, if the Fund goes down less, we will view that outcome as consistent with our goal of achieving excellent long-term returns.

Since we stay fully invested, it is our shareholders' responsibility to make sure their personal exposure to the stock market is appropriate for their individual situations. Although we do not advocate market timing, it is important to remember that when stock prices go up more than other asset prices do, the percentage of one's net-

10 THE OAKMARK SELECT FUND

 ........................................................................
worth exposed to stocks increases. Something I ask myself after a stock has risen is, "would I buy more if it declined in price by 20%?" If the answer is not a strong yes, I'll usually reduce the position size. I encourage all of our shareholders to review their various investments and make sure the amount invested in the stock market is still appropriate for their circumstances--only then can you take advantage of a market decline by buying more.

KNOW YOUR MANAGER!!

We see ads almost daily for services promising to make us better investors: "Now you can trade like a pro!" "Make money no matter which way the Dow goes!" "Discover tomorrow's winners today!" But the one that really caught my eye this quarter was the following offer for an astrological review of your portfolio. The astrologer claims: "I HAVE THE EXPERTISE TO GIVE YOU AN ASTROLOGICAL EVALUATION OF [your] STOCKS, AND OF THE MARKET AS A WHOLE. WHEN YOUR EXPERTISE AND MINE ARE BROUGHT TOGETHER, WE FORM A FILTER THAT ELIMINATES LOSERS AND ALLOWS ONLY WINNING STOCKS TO ENTER YOUR PORTFOLIO."

These services prey on investors who aren't committed to a sound investment philosophy. When the inevitable periods of poor performance arrive, the services promise a quick-fix. What should concern you about this is that the astrological stock selection service claimed that its subscribers include "well-known fund managers." It is imperative that investors know the investment philosophy of their fund managers. Hot performers come and go, but understanding how managers make decisions creates the confidence to follow a successful, long-term investment approach. Since you will not find us relying on the stars to construct our portfolios, let me share with you our approach.

Like all the funds in The Oakmark Family, The Oakmark Select Fund is a long-term value investor. We have an outstanding team of analysts who search for companies that sell at large discounts to intrinsic value. To us, a company's intrinsic value is the price a knowledgeable buyer would pay to acquire the entire business. Stocks are not just pieces of paper, they are fractional interests in businesses. Next, we look for companies that have values that grow with time. That means not only looking for growing sales and operating income, but identifying free cash flow that can be invested in the business, used to pay dividends, repurchase shares, pay down debt and so on. Lastly, we want managements that are owner-oriented. That means that through their economic incentives (share ownership, options, bonuses) we are assured that management's interests align with outside shareholders. When we find these companies, we buy them and patiently wait for their value to be recognized by others. When companies with growing values and owner-oriented managements are available at discounts to their true value, we do not have to predict WHEN the market will recognize that value, because the longer it takes, the greater will be our ultimate reward. Over time, we'll make our share of mistakes, but it will not be because of how Jupiter aligned with Mars!

A BENEFICIAL PURCHASE

During the quarter, your Fund added one new position, Beneficial Corporation. Because it was an unusual buy for us, I want to explain it. Beneficial is a consumer-finance company whose stock performance lagged behind its peers. We had been evaluating Beneficial for some time: quite confident of its undervaluation, less certain of management's owner-orientation. In February, Beneficial announced the sale of its Canadian operation at a price that was well above our estimate. The price they received showed us that Beneficial was more undervalued than we realized, but equally important, the willingness to sell off non-core assets to strategic buyers showed management's owner-orientation. Their focus was not on maximizing size, it was on maximizing their value.

Unfortunately for us, almost simultaneously, Beneficial announced they were considering sale of the entire company. Beneficial stock immediately rose in price from $82 to $110. Normally, you will not find us buying stocks after a possible sale is announced because the stock price is usually quite close to estimated business value. In this case, however, we felt our valuation of Beneficial had been more thorough than other analysts and felt strongly that Beneficial was worth an absolute minimum of $120 and was quite possibly worth in excess of $150. Despite its price increase, Beneficial met all our criteria. We look forward to watching the bids come in and congratulate Beneficial management for realizing that their share price could be maximized only by finding a strategic partner.

Thank you for your continuing support.

/s/ Bill Nygren

BILL NYGREN

Portfolio Manager
bnygren@oakmark.com

April 2, 1998

P.S. On April 7, Household International announced an agreement to purchase Beneficial for stock valued at $150. (After the announcement, a decline in Household stock decreased the offer to $144.) Congratulations to our Jim Benson for his outstanding analysis of this company.

                                                      THE OAKMARK SELECT FUND 11

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--94.3%

OTHER CONSUMER GOODS & SERVICES--9.0%
  Ralston Purina Group                                 581,000   $   61,586,000
  Brunswick Corporation                              1,034,900       36,092,137
  Polaroid Corporation                                 815,900       35,899,600
                                                                 --------------
                                                                    133,577,737

BANKS--3.8%
  People's Bank of Bridgeport, Connecticut           1,496,000   $   56,801,250

INSURANCE--7.8%
  PartnerRe Ltd.                                     2,356,100   $  115,743,413

OTHER FINANCIAL--3.5%
  Beneficial Corporation                               420,000   $   52,211,250

BROADCASTING & CABLE TV--9.8%
  Cablevision Systems Corporation (a)                2,210,200   $  145,320,650

TV PROGRAMMING--8.8%
  Tele-Communications, Liberty Media, Class A
     (a)                                             3,803,550   $  130,747,031

PUBLISHING--6.1%
  Dun & Bradstreet Corporation                       1,570,500   $   53,691,469
  ACNielsen Corporation (a)                          1,425,100       37,676,081
                                                                 --------------
                                                                     91,367,550

MEDICAL PRODUCTS--4.5%
  Amgen, Inc. (a)                                    1,110,000   $   67,571,250

AEROSPACE & DEFENSE--3.8%
  Lockheed Martin Corporation                          505,900   $   56,913,750

BUILDING MATERIALS & CONSTRUCTION--11.6%
  USG Corporation (a)(c)                             2,540,200   $  137,647,087
  Armstrong World Industries, Inc.                     404,700       35,031,844
                                                                 --------------
                                                                    172,678,931

OIL & NATURAL GAS--2.5%
  Union Texas Petroleum Holdings, Inc.               1,670,100   $   36,950,963

OTHER INDUSTRIAL GOODS & SERVICES--6.1%
  Premark International, Inc.                        1,538,600   $   50,966,125
  General Signal Corporation                           836,200       39,092,350
                                                                 --------------
                                                                     90,058,475

DIVERSIFIED CONGLOMERATES--12.6%
  U.S. Industries, Inc. (c)                          6,220,000   $  186,988,750

12 THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--94.3% (CONT.)

FOREIGN SECURITIES--4.4%
  Gucci Group (b)                                    1,380,700   $   65,583,250
                                                                 --------------
  TOTAL COMMON STOCKS (COST: $1,088,223,426)                      1,402,514,250

SHORT TERM INVESTMENTS--6.4%

U.S. GOVERNMENT BILLS--2.0%
  United States Treasury Bills, 5.01%-5.21%
     due 4/2/1998-7/16/1998                        $30,000,000   $   29,815,644
                                                                 --------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $29,814,319)                    29,815,644

COMMERCIAL PAPER--3.1%
  American Express Credit Corp., 5.53%-5.55%
     due 4/3/1998-4/7/1998                         $10,000,000   $   10,000,000
  Ford Motor Credit Corp., 5.54%-5.57% due
     4/2/1998-4/6/1998                              10,000,000       10,000,000
  General Electric Capital Corporation, 6.02%
     due 4/1/1998                                   25,000,000       25,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $45,000,000)                         45,000,000

REPURCHASE AGREEMENTS--1.3%
  State Street Repurchase Agreement, 5.75%
     due 4/1/1998                                  $19,467,000   $   19,467,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $19,467,000)                    19,467,000

  TOTAL SHORT TERM INVESTMENTS (COST: $94,281,319)                   94,282,644

  TOTAL INVESTMENTS (COST $1,182,504,745)--100.7% (D)            $1,496,796,894
  Other Liabilities In Excess Of Other Assets--(0.7)%                (9,932,893)
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $1,486,864,001
                                                                 --------------
                                                                 --------------

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At March 31, 1998, net unrealized appreciation of $314,292,149, for federal income tax purposes consisted of gross unrealized appreciation of $315,843,337 and gross depreciation of $1,551,188.

                                                     THE OAKMARK SELECT FUND 13

 THE OAKMARK SMALL CAP FUND

       REPORT FROM STEVEN J. REID, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/98) AS COMPARED TO THE RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             THE OAKMARK
             SMALL CAP FUND   RUSSELL 2000
             --------------   ------------
10/95               $10,000        $10,000
1/96                $10,180        $10,684
4/96                $12,180        $11,841
7/96                $11,830        $10,772
10/96               $13,190        $11,661
1/97                $15,180        $12,708
4/97                $15,170        $11,848
7/97                $18,730        $14,369
9/97                $20,340        $15,774
12/97               $20,290        $15,245
3/98                $21,732        $16,779

                                                  AVERAGE ANNUAL TOTAL RETURN*
                                                         THROUGH 3/31/98
                                 TOTAL RETURN          FROM FUND INCEPTION
3/31/98 NAV $20.80                LAST 3 MOS.                11/1/95
--------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND              7.1%                    37.9%
Lipper Small Cap Fund Index**          10.7%                    19.0%
Russell 2000 w/ inc**                  10.1%                    23.9%
S&P Small Cap 600 w/inc**              11.1%                    27.2%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.

HALFTIME

The Oakmark Small Cap Fund's second fiscal quarter ended on March 31, 1998. During the quarter the Fund gained 7.1%, closing at an all-time high. For the second quarter the Fund's investment results did not match those of the relevant indices. Although The Oakmark Small Cap Fund has significantly outperformed the relevant indices since its inception, the short-term results are a minor disappointment. I have received numerous inquiries regarding the Fund's recent relative performance. Quite honestly, a 7% return in three months is a desirable outcome. As investors, we should focus on long-term results, but human nature tends to not let us forget about what happened yesterday, what's happening today, or what might happen tomorrow.

Returns in the small cap universe were dominated by growth stocks as opposed to value stocks during the quarter. A precise definition of a growth stock, as well as a value stock, cannot be "written in stone." Let it suffice that the indices' returns were driven by technology and health care stocks, areas in which your Fund has very little exposure. This lack of exposure is a function of our investment philosophy. We have not found value in these areas. It is worth noting the time line of this quarter's performance was composed of three parts. During January, the Fund declined 4.5%, by the end of February performance was almost break-even, and in March all of the gains were made.

Another concern of many shareholders is what changes are being made in the way the Fund is managed. The answer is none. Our mandate is to be consistent with our investment philosophy and not deviate from it. Over time we believe our value-oriented style of investing will produce the results we seek to meet our investment objectives. We are encouraged by the investment opportunities available in the marketplace.

14 THE OAKMARK SMALL CAP FUND

 ........................................................................

FIRST HALF HIGHLIGHTS

During the quarter there were several positive events. Zurn Industries Inc.
(ZRN) and U.S. Industries Inc. (USI), both holdings of your Fund, agreed to merge in a tax-free exchange of stock. ZRN, a producer of plumbing fixtures and supplies will be combined with USI's well known division, Jacuzzi. While we are certainly pleased by the 50% appreciation of our ZRN shares, the merged businesses are an equally exciting event. We, as well as management, believe that the combined companies will have greater presence in the marketplace and the opportunity to generate increased revenues and income. This combination could best be described as a situation where one plus one does not equal two, but probably at least two and one-half. We are confident that management can truly add value to this situation. Since payment for the purchase will be in the form of USI shares, our ownership of USI will increase.

Another bright spot in the quarter was the 37% gain in the shares of Cablevision Systems Corporation (CVC). This is the second time in the last year that CVC has been one of the top-performing stocks in The Oakmark Small Cap Fund. It was also about one year ago that Wall Street viewed CVC as if it were on the verge of bankruptcy. Since then there have been several transactions confirming the value of cable TV systems and programming. Management has also taken steps that highlight and increase the value of the company.

KUDOS

What do R.G. Barry Corporation, Campbell Soup Company, and Whirlpool Corporation have in common? All three were named Vendor of the Year by Wal-Mart International. Although not a household name, many of R.G. Barry's slipper brand names such as EZ feet, Dearfoams and Angel Treads are widely known by consumers. Our congratulations go out to Barry's management team led by Chairman Gordon Zacks on being named Soft-Lines Vendor of the Year by the largest retailer in the world. Over the past few years Barry has demonstrated significant growth in sales and profits as they expanded into new markets and improved manufacturing efficiency. Despite Barry's success with slippers, the company is relatively unknown by Wall Street. This lack of visibility has allowed us to purchase these shares at a significant discount to the typical valuation that other consumer products companies sell for in the stock market. In addition, Barry has been developing several innovative new thermal retention products that are designed to keep products at constant temperatures without the need of an external power supply. As an example, the company has developed a pizza container that allows for the home delivery of fresh, hot pizza. Current products in the market only insulate the pizza. Barry's product, because it provides heat, is able to offer a superior delivery system. While not yet widely used we hope over the next year or two to highlight the benefits from Barry's success with these products. At the current valuation of the shares of R.G. Barry we have not paid a premium for these products.

OUTLOOK

Despite the recent El Nino-like volatility of The Oakmark Small Cap Fund, we continue to see very attractive investment opportunities in small cap stocks. There continues to be a broad divergence in valuation between large and small cap stocks with the shares of small companies trading at significant discounts to their larger brethren.

Once again, I would like to thank everyone involved, especially our shareholders, for your support of The Oakmark Small Cap Fund.

Go Bulls!

/s/ Steven J. Reid

STEVEN J. REID

Portfolio Manager
sreid@oakmark.com

April 3, 1998

                                                  THE OAKMARK SMALL CAP FUND 15

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--95.1%

FOOD & BEVERAGE--6.3%
  Ralcorp Holdings, Inc. (a)(b)                      2,500,000   $   51,875,000
  International Multifoods Corporation (b)           1,000,000       29,937,500
  M & F Worldwide Corp. (a)                            917,600        8,315,750
                                                                 --------------
                                                                     90,128,250

RETAIL--4.7%
  Cole National Corporation (a)(b)                   1,250,000   $   48,281,250
  Ugly Duckling Corporation (a)(b)                   1,750,000       18,921,875
                                                                 --------------
                                                                     67,203,125

OTHER CONSUMER GOODS & SERVICES--9.6%
  Triarc Companies, Inc. (a)(b)                      1,600,000   $   42,000,000
  Scotsman Industries, Inc. (b)                      1,000,000       28,750,000
  First Brands Corporation                           1,000,000       24,937,500
  GC Companies, Inc. (a)                               300,000       15,693,750
  Barry (R.G.) Corporation (a)(b)                      800,000       11,000,000
  P.H. Glatfelter Company                              420,900        7,602,506
  Libbey, Inc.                                         190,000        7,077,500
                                                                 --------------
                                                                    137,061,256

BANKS--10.6%
  People's Bank of Bridgeport, Connecticut           3,000,000   $  113,906,250
  BankAtlantic Bancorp, Inc., Class A                1,125,001       15,398,451
  Northwest Bancorp Inc.                               550,000        9,246,875
  PennFed Financial Services, Inc.                     260,000        4,712,500
  Pocahontas Federal Savings and Loan
     Association (b)                                   100,000        4,475,000
  Savings Bank of the Finger Lakes (b)                 188,000        3,666,000
                                                                 --------------
                                                                    151,405,076

INSURANCE--12.7%
  RenaissanceRe Holdings Limited. (b)                1,500,000   $   75,000,000
  Financial Security Assurance Holdings Ltd.           900,000       49,162,500
  Highlands Insurance Group, Inc. (a)(b)             1,150,000       30,906,250
  PXRE Corporation (b)                                 750,000       23,250,000
  Chartwell Re Corporation                             110,000        3,726,250
                                                                 --------------
                                                                    182,045,000

OTHER FINANCIAL--1.0%
  Duff & Phelps Credit Rating Co. (b)                  296,800   $   14,951,300

BROADCASTING & CABLE TV--9.8%
  Cablevision Systems Corporation (a)                1,669,400   $  109,763,050
  Ascent Entertainment Group, Inc. (a)(b)            2,000,000       20,625,000
  Granite Broadcasting Corporation (a)(b)              800,000        9,250,000
                                                                 --------------
                                                                    139,638,050

PUBLISHING--1.1%
  Lee Enterprises, Inc.                                450,000   $   15,103,125

16 THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

TELECOMMUNICATIONS--0.2%
  ROHN Industries, Inc.                                500,000   $    2,812,500

AUTOMOTIVE--2.1%
  Stoneridge, Inc. (a)(b)                            1,500,000   $   30,000,000

AEROSPACE & DEFENSE--2.8%
  Tracor, Inc. (a)                                   1,250,000   $   40,078,125

MACHINERY & METAL PROCESSING--4.3%
  The Carbide/Graphite Group, Inc. (a)(b)              815,000   $   24,450,000
  DT Industries, Inc.                                  472,000       18,113,000
  Northwest Pipe Company (a)(b)                        600,000       13,050,000
  Wolverine Tube, Inc. (a)                             140,800        5,649,600
                                                                 --------------
                                                                     61,262,600

OIL & NATURAL GAS--2.0%
  Titan Exploration, Inc. (a)(b)                     3,000,000   $   24,375,000
  Nuevo Energy Company (a)                             100,000        3,581,250
                                                                 --------------
                                                                     27,956,250

OTHER INDUSTRIAL GOODS & SERVICES--15.0%
  SPX Corporation (a)(b)                               700,000   $   53,418,750
  MagneTek, Inc. (a)(b)                              2,500,000       47,031,250
  Ferro Corporation                                    961,500       28,244,062
  Columbus McKinnon Corporation (b)                    876,900       24,114,750
  Gardner Denver Machinery, Inc. (a)                   750,000       22,218,750
  Zurn Industries, Inc.                                312,500       14,804,688
  Binks Sames Corporation (b)                          247,000       11,979,500
  Standard Motor Products, Inc.                        600,000       11,512,500
  Binks Sames Corporation, Restricted Shares(b)         28,000        1,195,040
                                                                 --------------
                                                                    214,519,290

COMMERCIAL REAL ESTATE--5.5%
  Catellus Development Corporation (a)               4,000,000   $   74,250,000
  Wellsford Real Properties Inc. (a)                   341,500        4,951,750
                                                                 --------------
                                                                     79,201,750

DIVERSIFIED CONGLOMERATES--7.4%
  U.S. Industries, Inc.                              3,500,000   $  105,218,750
                                                                 --------------

  TOTAL COMMON STOCKS (COST: $1,012,013,842)                      1,358,584,447

                                                   THE OAKMARK SMALL CAP FUND 17

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.2%

U.S. GOVERNMENT BILLS--0.7%
  United States Treasury Bills, 5.02% due
     4/2/1998                                      $10,000,000   $    9,998,606
                                                                 --------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $9,998,606)                      9,998,606

COMMERCIAL PAPER--3.5%
  American Express Credit Corp., 5.52%-5.53%
     due 4/2/1998-4/9/1998                         $15,000,000   $   15,000,000
  Ford Motor Credit Corp., 5.53%-5.54% due
     4/3/1998-4/7/1998                              15,000,000       15,000,000
  General Electric Capital Corporation, 6.02%
     due 4/1/1998                                   20,000,000       20,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $50,000,000)                         50,000,000

REPURCHASE AGREEMENTS--1.0%
  State Street Repurchase Agreement, 5.75%
     due 4/1/1998                                  $15,244,000   $   15,244,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $15,244,000)                    15,244,000

  TOTAL SHORT TERM INVESTMENTS (COST: $75,242,606)                   75,242,606

  Total Investments (Cost $1,087,256,448)--100.3% (c)            $1,433,827,053
  Other Liabilities In Excess Of Other Assets--(0.3)%                (4,865,029)
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $1,428,962,024
                                                                 --------------
                                                                 --------------

(a) Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) At March 31, 1998, net unrealized appreciation of $346,570,605, for federal income tax purposes consisted of gross unrealized appreciation of $360,943,813 and gross depreciation of $14,373,208.

18 THE OAKMARK SMALL CAP FUND

 THE OAKMARK EQUITY AND INCOME FUND

       REPORT FROM CLYDE S. MCGREGOR, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/98) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   THE OAKMARK             LIPPER BALANCED
                   EQUITY & INCOME FUND    FUND INDEX
10/95                     $10,000           $10,000
1/96                      $10,290           $10,662
4/96                      $10,630           $10,778
7/96                      $10,660           $10,665
10/96                     $11,290           $11,449
1/97                      $12,255           $12,197
4/97                      $12,429           $12,244
7/97                      $14,289           $13,909
9/97                      $14,810           $14,005
12/97                     $14,941           $14,209
3/98                      $16,233           $15,331

                                                  AVERAGE ANNUAL TOTAL RETURN*
                                                         THROUGH 3/31/98
                                 TOTAL RETURN          FROM FUND INCEPTION
3/31/98 NAV $14.95                LAST 3 MOS.                11/1/95
--------------------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME
  FUND                                  8.7%                    22.2%
Lipper Balanced Fund Index**            7.9%                    19.3%
Lehman Govt./ Corp. Bond**              1.5%                     7.2%
S&P 500 w/ inc**                       14.0%                    32.9%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

QUARTER UPDATE

I am pleased to report that your Fund earned 8.7% in the January through March quarter. This quarter was the third best in the Fund's history, exceeded only by last year's second and third calendar quarters. Virtually all of this splendid outcome originated in the equity segment of the portfolio. Fixed income prices ended the quarter unchanged, meaning that the segment's only contribution to return was income. It has been uncommon in the 1990's for stock prices to march ahead without the aid of declining interest rates. In the first quarter, however, it would appear that equity investors regained the confidence that the fourth quarter's Asian market meltdown had shaken while fixed income investors fretted about the strength of the US economy. Highlights in the Fund in the quarter included Liberty Media, Banc One, Borg-Warner Automotive, Juno Lighting, and Old Republic International, all of which returned more than 20%.

DIFFERENCES II

For the last 20 years my position as an investment manager has required me to make presentations to trustees, board members, and every other kind of fiduciary that exists. Recently it became my privilege to sit on the other side of the table as I joined the investment committee of a charitable organization. In March, as part of my duties on that committee, I interviewed the principal manager of US common stocks for the charity. The investing process which the manager articulated for his organization is similar to the one in which I was trained at my first employer. His team divides the investing universe into industry groups, decides which groups should be emphasized, and then selects the most attractive 2 or 3 stocks from each industry. This firm's analysts become specialists in narrowly defined niches, and their job is to determine correctly which stocks will do the best within the area which they cover. The consulting community generally refers to this style as "core."

                                           THE OAKMARK EQUITY AND INCOME FUND 19

 ........................................................................

Our methodology is quite different. We build our portfolios from the bottom up based on finding value on a security by security basis. Our analysts are all generalists who are merely charged with the responsibility of discovering undervaluation. The search for value does not begin with preconceived ideas of which industries might be fertile to exploit. Rather, the search begins with an insight as to how we might look at a business or an industry from a different perspective and thereby gain an edge in terms of valuing the associated securities. If we do not have that insight, if we cannot get our arms around a company and develop a firm understanding of its value, we will not invest in that company no matter how attractive its characteristics.

Our approach often results in industries not being represented in the Fund. Usually technology issues are absent because we are uncomfortable valuing companies in businesses which can be obsolete tomorrow. It can also be the case that our analysis tells us that undervaluation is not to be found in a specific industry. This sometimes leads to questions relating to the issue of diversification.

I believe that diversification is both overrated and misunderstood. The academic community argues that most benefits of diversification are achieved by the time an equity portfolio has 8-10 holdings. As the asset listing on the next four pages depicts, our process develops a portfolio with holdings in a wide variety of industries even though I have not built the portfolio with that intent.

The securities markets exist to provide price information for intangible assets. The market periodically misprices securities. Our tactical mission is to exploit these mistakes wherever and whenever they occur.

QUIET PERIOD

Last year one of your Fund's holdings (General Signal) announced that it would have a "quiet period" while company leadership worked out plans for restructuring. The just completed quarter was a quiet period for your Fund, but in a different manner. The Fund ended the quarter with the same 23 equity issues with which it began the quarter. I added to many of the holdings as cash came into the Fund, but I did not initiate or eliminate any equity positions.

Many years ago one of our firm's founding partners said to me that in our business sometimes the hardest thing to do is to do nothing. And, in fact, many mutual funds demonstrate this by reporting turnover ratios (measures of how many times in a 12-month period the dollars in the portfolio are "turning over" from one security to another) which exceed one or even two.

In The Oakmark Equity and Income Fund I strive to keep equity turnover low. Low turnover generally implies low capital gains distributions, something which the Fund's taxable investors will appreciate. But perhaps more importantly, I believe that having a long-term investing horizon provides us with an edge. When I invest in a company's stock, I know that our analysis has measured a gap between the price of the shares and their fundamental value. Our analysis, however, is unable to determine when that gap will close. So, when you observe the Fund in a quiet period, understand that this is a normal outcome of our investing process.

As always, please e-mail me with your questions or comments.

        [SIGNATURE]

CLYDE S. MCGREGOR

Portfolio Manager
mcgregor@oakmark.com

April 3, 1998

20 THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.4%

FOOD & BEVERAGE--1.6%
  Philip Morris Companies Inc.                          20,000   $     833,750

OFFICE EQUIPMENT--2.2%
  Lexmark International Group, Inc., Class A
     (a)                                                26,000   $   1,173,250

OTHER CONSUMER GOODS & SERVICES--3.8%
  Juno Lighting, Inc.                                   61,300   $   1,294,962
  National Presto Industries, Inc.                      17,000         732,063
                                                                 --------------
                                                                     2,027,025

BANKS--4.4%
  Banc One Corporation                                  23,674   $   1,497,380
  Mellon Bank Corporation                               13,400         850,900
                                                                 --------------
                                                                     2,348,280

INSURANCE--5.7%
  PartnerRe Ltd.                                        32,500   $   1,596,562
  Old Republic International Corporation                33,000       1,462,313
                                                                 --------------
                                                                     3,058,875

TV PROGRAMMING--3.4%
  Tele-Communications, Liberty Media, Class A
     (a)                                                52,800   $   1,815,000

PUBLISHING--5.0%
  Dun & Bradstreet Corporation                          45,000   $   1,538,437
  Lee Enterprises, Inc.                                 33,900       1,137,769
                                                                 --------------
                                                                     2,676,206

COMPUTER SERVICES--3.4%
  Electronic Data Systems Corporation                   40,000   $   1,835,000

DATA STORAGE--3.2%
  Imation Corp. (a)                                     92,200   $   1,705,700

AUTOMOTIVE--7.7%
  Chrysler Corporation                                  56,000   $   2,327,500
  Borg-Warner Automotive, Inc.                          15,000         961,875
  Lear Corporation (a)                                  15,000         845,625
                                                                 --------------
                                                                     4,135,000

AEROSPACE & DEFENSE--2.5%
  The Boeing Company                                    25,800   $   1,344,825

MACHINERY & METAL PROCESSING--2.0%
  General Signal Corporation                            23,000   $   1,075,250

BUILDING MATERIALS & CONSTRUCTION--1.6%
  Armstrong World Industries, Inc.                       9,600   $     831,000

                                           THE OAKMARK EQUITY AND INCOME FUND 21

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.4% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--2.0%
  Premark International, Inc.                           31,500   $   1,043,438

COMMERCIAL REAL ESTATE--4.6%
  Catellus Development Corporation (a)                 132,728   $   2,463,763

DIVERSIFIED CONGLOMERATES--4.7%
  U.S. Industries, Inc.                                 84,250   $   2,532,766

FOREIGN SECURITIES--1.6%
  DeBeers Centenary AG (b)                              40,000   $     877,500

  TOTAL EQUITY AND EQUIVALENTS (COST: $23,467,531)                  31,776,628

FIXED INCOME--34.5%

PREFERRED STOCK--5.7%

BANKS--4.9%
  PennFirst Capital Trust 1, Preferred,
     8.625%                                             70,000   $     726,250
  BBC Capital Trust 1, Preferred, 9.50%                 28,000         724,500
  Pennfed Capital Trust, Preferred, 8.90%               27,500         701,250
  RBI Capital Trust I, Preferred, 9.10%                 42,500         451,562
                                                                 --------------
                                                                     2,603,562

OTHER FINANCIAL--0.8%
  Fidelity Capital Trust I, Preferred, 8.375%           43,500   $     445,875

  TOTAL PREFERRED STOCK (COST: $2,970,738)                           3,049,437

CORPORATE BONDS--3.1%

OTHER CONSUMER GOODS & SERVICES--0.4%
  Samsonite Corp., 11.125% due 7/15/2005,
     Senior Subordinated Note Series B                $200,000   $     231,500

AEROSPACE & AUTOMOTIVE--0.4%
  Coltec Industries, Inc., 9.75% due 4/1/2000         $150,000   $     159,375
  Coltec Industries, Inc., 9.75% due
     11/1/1999                                          25,000          26,406
                                                                 --------------
                                                                       185,781

BUILDING MATERIALS & CONSTRUCTION--0.3%
  USG Corporation, 9.25% due 9/15/2001,
     Senior Notes Series B                            $150,000   $     162,938

22 THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
FIXED INCOME--34.5% (CONT.)

UTILITIES--0.3%
  Midland Funding Corporation, 11.75% due
     7/23/2005                                        $150,000   $     176,438

OTHER INDUSTRIAL GOODS & SERVICES--1.7%
  Scotsman Industries, Inc., 8.625% due
     12/15/2007, Senior Subordinated Note             $565,000   $     574,181
  UCAR Global Enterprises Inc., 12.00% due
     1/15/2005, Senior Subordinated Note               300,000         336,750
                                                                 --------------
                                                                       910,931

  TOTAL CORPORATE BONDS (COST: $1,611,530)                           1,667,588

GOVERNMENT AND AGENCY SECURITIES--25.7%

U.S. GOVERNMENT BONDS--25.1%
  United States Treasury Notes, 7.50% due
     5/15/2002                                      $5,000,000   $   5,326,650
  United States Treasury Notes, 7.875% due
     11/15/2004                                      3,750,000       4,187,550
  United States Treasury Notes, 7.125% due
     9/30/1999                                       3,800,000       3,881,548
                                                                 --------------
                                                                    13,395,748

U.S. GOVERNMENT AGENCIES--0.6%
  Federal Home Loan Bank, 6.405% due
     4/10/2001, Consolidated Bond                     $300,000   $     304,797

  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $13,502,564)        13,700,545

  TOTAL FIXED INCOME (COST: $18,084,832)                            18,417,570

                                           THE OAKMARK EQUITY AND INCOME FUND 23

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.0%

COMMERCIAL PAPER--5.6%
  American Express Credit Corp., 5.52% due
     4/2/1998-4/3/1998                              $1,000,000   $   1,000,000
  Ford Motor Credit Corp., 5.54% due 4/6/1998          500,000         500,000
  General Electric Capital Corporation, 6.02%
     due 4/1/1998                                    1,500,000       1,500,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $3,000,000)                          3,000,000

REPURCHASE AGREEMENTS--1.4%
  State Street Repurchase Agreement, 5.75%
     due 4/1/1998                                     $729,000   $     729,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $729,000)                         729,000

  TOTAL SHORT TERM INVESTMENTS (COST: $3,729,000)                    3,729,000

  Total Investments (Cost $45,281,363)--100.9% (c)               $  53,923,198
  Other Liabilities In Excess Of Other Assets--(0.9)%                 (468,113 )
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $  53,455,085
                                                                 --------------
                                                                 --------------

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) At March 31, 1998, net unrealized appreciation of $8,641,836, for federal income tax purposes consisted of gross unrealized appreciation of $8,862,701 and gross depreciation of $220,865.

24 THE OAKMARK EQUITY AND INCOME FUND

 THE OAKMARK INTERNATIONAL FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (3/31/98) COMPARED TO THE MORGAN STANLEY WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 THE OAKMARK         M.S. WORLD EX
                 INTERNATIONAL FUND  U.S. INDEX
9/92                  $10,000         $10,000
10/92                  $9,800          $9,505
1/93                  $10,833          $9,621
4/93                  $12,105         $11,764
7/93                  $12,608         $12,233
10/93                 $14,454         $12,981
1/94                  $16,488         $13,786
4/94                  $15,382         $13,664
7/94                  $15,195         $13,899
10/94                 $15,122         $14,265
1/95                  $13,698         $13,124
4/95                  $14,399         $14,437
7/95                  $15,507         $14,911
10/95                 $14,659         $14,248
1/96                  $16,248         $15,312
4/96                  $18,162         $16,144
7/96                  $17,635         $15,471
10/96                 $18,310         $15,843
1/97                  $19,909         $15,761
4/97                  $21,149         $16,144
7/97                  $22,960         $18,426
9/97                  $23,283         $18,027
12/97                 $20,097         $16,637
3/98                  $22,994         $19,083

                                                  AVERAGE ANNUAL TOTAL RETURN*
                                                         THROUGH 3/31/98
                                 TOTAL RETURN          FROM FUND INCEPTION
3/31/98 NAV $14.68                LAST 3 MOS.                9/30/92
--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND         14.4%                    16.3%
Morgan Stanley World ex U.S.
  w/inc.**                             14.7%                    12.5%
Morgan Stanley EAFE w/ inc**           14.7%                    12.3%
Lipper Analytical
  International Fund Index**           14.9%                    14.6%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Index includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS:
The quarter ended March 31, 1998 has been one marked by a rebound in international markets. This resulted in a strong gain of 14.4% for your Fund. More important, your Fund has generated an average annual rate of return of 16.3% since its inception. This compares quite favorably with returns for this same period of 12.3% and 14.6% for the EAFE and Lipper International indices, respectively. It is important to point out that our returns since inception confirm the benefits of maintaining a long-term value approach in overseas markets. Going forward, we continue to believe that the foreign markets are attractively priced and we are extremely comfortable with how your portfolio is positioned in terms of future appreciation potential.

CHINA WILL TAKE ASIA HIGHER
Though the world has been exclusively preoccupied with recent events in greater East Asia, it has missed the historical change that is occurring in China. Progressive reformer Zhu Rongji has now replaced party hardliner Li Peng as Prime Minister. Head of State is still Jiang Zemin. Zhu has been in the government as economic czar and was formerly mayor of Shanghai. He is known for his stands against corruption and bureaucracy as well as his adherence to free market economic policies.

Though he has only recently been elected to his new position, he has entered the scene in dramatic fashion, promising to slice the bureaucracy in half, representing four million jobs. He has also vowed to reform and privatize the state-owned industries that have

                                             THE OAKMARK INTERNATIONAL FUND 25

 ........................................................................

been holding China back and to implement new plans to stabilize and strengthen the banking system. More positive yet, listening to his economic philosophy, he sounds more like Adam Smith than even some Western leaders.

The importance of sound leadership in China cannot be overestimated. China is a nation of nearly 1.3 billion people and has potential to be one of the world's largest economies. On the microeconomic side, its people have a strong work ethic and entrepreneurial drive. They are educated and have a strong family structure. Unencumbered, there is no telling what they will be able to accomplish in terms of economic advancement. We believe the current government will facilitate rather than impede this advancement.

The strength of China will assist the rest of Asia. Given recent very positive political developments throughout the region, we are convinced that the stage is set for a strong recovery. With the exception of political laggards Indonesia and Japan, Asia is ready to resume growth on a more healthy and sustainable basis.

CURRENCY CONCERNS
One of the biggest areas of concern about China for many Wall Street strategists is the currency. They argue that because much of Asia has devalued, the renminbi and the Hong Kong dollar are next. While a devaluation is possible, we believe it is unlikely and also believe at current prices investors are more than compensated for devaluation risk by the extremely cheap valuations of companies in Hong Kong.

The strength of a nation's currency is ultimately dependent on supply and demand. From the supply side, China's responsible monetary policy (as designed by new Prime Minister Zhu Rongji when he was Finance Minister) is keeping money supply growth at a reasonable rate. On the demand side, China is still running a sizeable trade surplus and is still attracting a great deal of foreign direct investment. While the growth of both have slowed, they are still hugely positive and mean continuing demand for the renminbi. Finally, China has over $140 billion in foreign reserves, an amount which ranks second in the world behind only Japan.

AND NOW FOR THE STOCKS....
Your Fund is extremely well positioned to take advantage of what we see are improving conditions in East Asia, especially given the weakness in share prices since the summer of 1997. We are finding very reasonably priced, well-run businesses that will benefit over time from economic events. Examples in our portfolio include: hotel companies MANDARIN and HONG KONG AND SHANGHAI HOTEL CORP (Peninsula), airline and aero engine maintenance company HAECO, and pan Asian clothing retailer GIORDANO. Each are leaders in their respective fields, have sound managements and are attractively priced. All are down substantially from their highs. Along with our investments in Malaysia and Korea, we firmly believe these companies in Asia will be strong contributors to the growth in the Fund's net asset value over the next five years.

AND, A WORD ABOUT A BLAST FROM THE PAST
A few years back, there was a change in the board chairman at Saatchi & Saatchi Plc. Though this change caused some initial instability and weakness in the share price, things have dramatically changed for the better over the past few years. First, the holding company was renamed Cordiant Plc. Secondly, new management was put in place that is very focused on building the VALUE of the business rather than just the SIZE. Then, in December last year, in a move designed to unlock shareholder value, the holding company split into its two major advertising groups, Saatchi & Saatchi Advertising and Bates Worldwide. Bates has kept the name Cordiant while Saatchi & Saatchi was relisted as such. Both have been doing extremely well from a business perspective and their share prices on the stock exchange have reflected the change as well. In fact, Saatchi & Saatchi is up year-to-date a stunning 45%! We feel that the share prices of both (which remain large positions in the Fund) have a long way to go.

/s/ David Herro

DAVID HERRO

Portfolio Manager
72242.772@compuserve.com

/s/ Michael J. Welsh

MICHAEL J. WELSH

Co-Portfolio Manager
102521.2142@compuserve.com

April 2, 1998

26 THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--MARCH 31, 1998
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PACIFIC RIM         25.4%
EUROPE              52.2%
LATIN AMERICA       17.4%

                           % OF FUND
                              NET
                            ASSETS
     -------------------------------
     EUROPE           52.2%
     Great Britain             25.5%
     France                     8.7%
     Italy                      5.7%
     Switzerland                3.9%
     Sweden                     3.7%
     Netherlands                3.1%
     Finland                    1.2%
     Germany                    0.2%
     Spain                      0.2%

     LATIN AMERICA    17.4%
     Brazil                    10.2%
     Argentina                  4.1%
     Panama                     3.1%

                           % OF FUND
                              NET
                            ASSETS
     -------------------------------

     PACIFIC RIM       25.4%
     Hong Kong                  6.8%
     New Zealand                6.7%
     Japan                      3.6%
     Korea                      3.0%
     Malaysia                   1.9%
     Singapore                  1.7%
     Australia                  1.3%
     Thailand                   0.4%

                                               THE OAKMARK INTERNATIONAL FUND 27

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED)
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.0%

CONSUMER NON-DURABLES--5.5%
  Fila Holding S.p.A. (Italy), (b)(e)   Athletic Footwear Manufacturing                 2,294,500   $   53,777,344
  Gucci Group (Netherlands), (b)        Luxury Goods                                      325,000       15,437,500
  Yue Yuen Industrial Holdings (Hong    Athletic Footwear Manufacturing
     Kong)                                                                              3,245,600        6,324,664
  BYC Co. Ltd. (Korea), (e)             Textile Manufacturer                               33,540        1,549,863
                                                                                                    --------------
                                                                                                        77,089,371

FOOD & BEVERAGE--18.4%
  Quilmes Industrial SA (Argentina),    Brewer
     (b)(e)                                                                             5,082,800   $   58,134,525
  Lion Nathan Limited (New Zealand)     Brewer                                         21,462,700       55,283,949
  Tate & Lyle PLC (Great Britain)       Sugar Producer & Distributor                    5,242,700       45,899,910
  Pernod Ricard (France)                Manufactures Wines, Spirits, & Fruit              602,579       40,933,563
                                          Juices
  Montedison S.p.A. (Italy)             Agro-industrial & Agricultural Services        17,486,000       25,754,202
  Nestle SA (Switzerland)               Producer of Foods & Drinks                          8,440       16,127,071
  Lotte Chilsung Beverage Company       Manufacturer of Soft Drinks, Juices, &
     (Korea), (e)                         Sport Drinks                                    123,000        6,216,606
  Lotte Confectionery Company (Korea)   Confection Manufacturer                            65,270        5,937,921
  Bongrain SA (France)                  Dairy Procucts                                      8,812        4,493,089
                                                                                                    --------------
                                                                                                       258,780,836

HOUSEHOLD PRODUCTS--2.1%
  Amway Japan Limited (Japan)           Marketing of Household Products                 1,866,700   $   28,023,268
  Amway Japan Limited (Japan), (b)      Marketing of Household Products                   152,400        1,228,725
                                                                                                    --------------
                                                                                                        29,251,993

RETAIL--1.2%
  Giordano International Limited (Hong  East Asian Clothing Retailer &
     Kong), (e)                           Manufacturer                                 67,299,000   $   17,283,322

28 THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.0% (CONT.)

OTHER CONSUMER GOODS & SERVICES--4.5%
  Mandarin Oriental International       Hotel Management
     Limited (Singapore)                                                               29,039,000   $   23,231,200
  Sankyo Company, Ltd. (Japan)          Pachinko Machine Manufacturer                   1,172,800       21,567,723
  The Hongkong and Shanghai Hotels,     Hotel Operator
     Limited (Hong Kong)                                                               23,233,000       19,039,019
                                                                                                    --------------
                                                                                                        63,837,942

TELECOMMUNICATIONS--3.8%
  Technology Resources Industries       Telecommunications
     Berhad (Malaysia)                                                                 22,810,000   $   25,997,150
  Telecomunicacoes Brasileiras S.A.     Telecommunications
     (Brazil)                                                                         223,100,000       23,055,629
  SK Telecom Co. Ltd. (Korea)           Telecommunications                                 10,395        4,045,419
                                                                                                    --------------
                                                                                                        53,098,198

TRANSPORTATION--3.7%
  Volvo AB, Class B (Sweden)            Automobiles and Trucks                          1,642,600   $   52,284,623

TRANSPORTATION SERVICES--2.8%
  Danzas Holding AG (Switzerland), (a)  Freight Distributor                               149,950   $   38,852,247

BANKS--7.7%
  Banco Latinoamericano de              Multinational Bank
     Exportaciones, S.A., Class E
     (Panama), (b)(e)                                                                   1,148,600   $   43,216,075
  Uniao de Bancos Brasileiros S.A.      Major Brazilian Bank
     (Brazil), (c)                                                                      1,155,000       41,868,750
  Uniao de Bancos Brasileiros           Major Brazilian Bank
     S.A.-units (Brazil)                                                              291,912,500       21,001,268
  Banco Popular Espanol SA (Spain)      Large Spanish Bank                                 25,972        2,522,389
                                                                                                    --------------
                                                                                                       108,608,482

OTHER FINANCIAL--4.4%
  Sedgwick Group plc (Great Britain)    Insurance Broker, Financial Services           22,985,000   $   61,370,595

                                               THE OAKMARK INTERNATIONAL FUND 29

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.0% (CONT.)

MARKETING SERVICES--7.0%
  Saatchi & Saatchi plc (Great Britain), Advertising Services
     (a)(e)                                                                            20,297,578   $   54,025,212
  Cordiant Communications Group plc     Advertising Services
     (Great Britain), (e)                                                              21,497,578       44,263,911
                                                                                                    --------------
                                                                                                        98,289,123

BROADCASTING & PUBLISHING--1.6%
  Europe 1 Communication (France)       Television Production                              74,020   $   19,682,930
  Woongjin Publishing Company (Korea),  Publisher
     (e)                                                                                  148,410        3,182,511
                                                                                                    --------------
                                                                                                        22,865,441

AEROSPACE--5.1%
  Rolls-Royce plc (Great Britain)       Jet Engines                                    11,218,552   $   52,254,893
  Hong Kong Aircraft Engineering Company Commercial Aircraft Overhaul &
     Ltd. (Hong Kong), (e)                Maintenance                                  10,208,900       19,762,221
                                                                                                    --------------
                                                                                                        72,017,114

CHEMICALS--4.8%
  Fernz Corporation Limited (New        Agricultural & Industrial Chemical
     Zealand), (e)                        Producer                                     14,044,900   $   38,816,595
  European Vinyls Corporation           PVC Manufacturer
     International N.V. (Netherlands),
     (e)                                                                                1,367,785       28,209,192
                                                                                                    --------------
                                                                                                        67,025,787

COMPONENTS--2.2%
  Varitronix International Limited (Hong Liquid Crystal Displays
     Kong), (e)                                                                        15,538,000   $   31,181,073

MACHINERY & METAL PROCESSING--0.2%
  The Rauma Group (Finland)             Pulp Machinery                                    155,000   $    2,871,163

MINING AND BUILDING MATERIALS--2.3%
  Pioneer International Limited         Concrete Products, Aggregates
     (Australia)                                                                        6,585,176   $   18,944,708
  Keumkang Ltd. (Korea), (e)            Building Materials                                470,660        6,898,482
  Siam City Cement Public Company       Cement Producer
     Limited (Thailand)                                                                 2,082,349        5,556,459

30 THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.0% (CONT.)
MINING AND BUILDING MATERIALS--2.3% (CONT.)
  Asia Cement Manufacturing Company Ltd. Cement Producer
     (Korea)                                                                               40,350   $      407,870
                                                                                                    --------------
                                                                                                        31,807,519

OTHER INDUSTRIAL GOODS & SERVICES--10.3%
  Tomkins plc (Great Britain)           Industrial Management Company                  12,595,000   $   76,798,502
  Chargeurs SA (France), (e)            Wool Production Holding Company                   614,249       39,744,066
  Kone Corporation, Class B (Finland)   Elevators                                         103,870       14,060,362
  Groupe Legris Industries SA (France)  European Crane Manufacturer                       217,815        9,489,318
  Buderus AG (Germany), (a)             Industrial Manufacturing Firm                       7,600        3,418,778
  Dongah Tire Industry                  Tire Manufacturer
     Company (Korea),(a)                                                                   35,000        1,490,975
                                                                                                    --------------
                                                                                                       145,002,001

STEEL--4.1%
  USIMINAS (Brazil), (a)(e)             Steel Production                                7,011,370   $   56,732,281
  Pohang Iron & Steel                   Manufactures Steel Products
     Company Ltd. (Korea)                                                                  14,000          626,715
                                                                                                    --------------
                                                                                                        57,358,996

DIVERSIFIED CONGLOMERATES--3.3%
  Securicor plc (Great Britain)         Diversified Consumer Services Company           3,550,500   $   24,249,613
  Tae Young Corporation (Korea), (e)    Heavy Construction                                560,480       11,978,490
  Compagnie Generale des Eaux (France)  Industrial Services                                50,000        8,116,176
  Lamex Holdings Ltd. (Hong Kong), (e)  Office Furniture Supplier                      14,040,000        1,793,774
                                                                                                    --------------
                                                                                                        46,138,053

  TOTAL COMMON STOCKS (COST: $1,275,806,431)                                                         1,335,013,879

                                               THE OAKMARK INTERNATIONAL FUND 31

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                                                  PRINCIPAL VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.6%

COMMERCIAL PAPER--3.6%
  American Express Credit Corp., 5.52%-5.53% due 4/13/1998-4/17/1998                  $20,000,000   $   20,000,000
  Ford Motor Credit Corp., 5.53% due 4/3/1998-4/14/1998                                10,000,000       10,000,000
  General Electric Capital Corporation, 6.02% due 4/1/1998                             20,000,000       20,000,000
                                                                                                    --------------
                                                                                                        50,000,000

REPURCHASE AGREEMENTS--1.0%
  State Street Repurchase Agreement, 5.75% due 4/1/1998                               $14,052,000   $   14,052,000

  TOTAL SHORT TERM INVESTMENTS (COST: $64,052,000)                                                      64,052,000

  Total Investments (Cost $1,339,858,431)--99.6% (f)                                                $1,399,065,879
  Foreign Currencies (Proceeds $1,158,033)--0.1%                                                         1,149,513
  Other Assets In Excess Of Other Liabilities--0.3% (d)                                                  4,322,769
                                                                                                    --------------

  TOTAL NET ASSETS--100%                                                                            $1,404,538,161
                                                                                                    --------------
                                                                                                    --------------

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) Includes portfolio and transaction hedges.
(e) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(f) At March 31, 1998, net unrealized appreciation of $59,198,928, for federal income tax purposes consisted of gross unrealized appreciation of $217,932,134 and gross depreciation of $158,733,206.

32 THE OAKMARK INTERNATIONAL FUND

 THE OAKMARK INTERNATIONAL SMALL CAP FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/98) AS COMPARED TO THE MORGAN STANLEY WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              THE OAKMARK INTERNATIONAL     M.S. WORLD EX
                         SMALL CAP FUND     U.S. INDEX
10/95                         $10,000         $10,000
1/96                          $10,530         $10,747
4/96                          $11,340         $11,331
7/96                          $11,040         $10,858
10/96                         $11,410         $11,120
1/97                          $12,142         $11,062
4/97                          $12,152         $11,310
7/97                          $13,253         $12,933
9/97                          $12,672         $12,652
12/97                          $9,642         $11,677
3/98                          $11,429         $13,394

                                                  AVERAGE ANNUAL TOTAL RETURN*
                                                         THROUGH 3/31/98
                                 TOTAL RETURN          FROM FUND INCEPTION
3/31/98 NAV $9.59                 LAST 3 MOS.                11/1/95
--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL
  SMALL CAP FUND                       18.5%                     5.7%
Morgan Stanley World ex U.S.
  w/inc.**                             14.7%                    12.9%
Lipper Analytical
  International Small Cap Fund
  Average**                            18.0%                    14.3%
Micropal International Small
  Co. Fund Index**                     17.2%                    13.6%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of indexes or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Lipper International Small Cap Fund Average includes 48 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Int'l Small Co. Fund Index sector average is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS:

For the second fiscal quarter ended March 31, 1998, The International Small Cap Fund achieved its best ever quarterly return of 18.5%. This compares favorably with returns of 14.7% for the Morgan Stanley World ex-U.S. index and 17.2% for the Micropal International Small Cap Index.

World equity markets have bounced back strongly from a difficult ending in 1997. European markets have been especially buoyant, though a stronger dollar has trimmed some of the gains for US investors. In addition, the bombed out markets of emerging Asia have started the year strongly. This is especially true of Korea and Thailand, which were both up over 40% in US dollars.

Conversely, the Japanese equity market continues its dramatic underperformance of the rest of the world's developed markets. The equity markets, especially for small capitalization companies, continue to be sold down due to near-universal negative sentiment and to frustration with the paralysis of the country's politicians. While the short term remains uncertain, we believe that Japanese small caps currently are at some of the cheapest valuations in the world.

In summary, although many overseas markets have performed well recently, we still see excellent value opportunities throughout the world, and remain especially excited by the prospects for the companies in your portfolio.

                                    THE OAKMARK INTERNATIONAL SMALL CAP FUND 33

 ........................................................................

LONG-TERM INVESTING

As you know, we invest the Fund's assets using a disciplined, long-term value approach. One of the many advantages of this approach is the ability to capitalize on the market's fixation with short run factors. Consistently, history has shown that the best investment opportunities arrive when the situation looks the most bleak (or, as John Templeton calls it, "at the point of maximum pessimism"). While many will pay lip service to this concept, very few investors have the discipline to implement it.

In our last quarterly letter we described in great detail the specific company investments which had the biggest impact on the Fund's net asset value for the calendar year 1997. The five stocks with the largest negative impacts were all in Asia and each one experienced huge downward price volatility in the fourth quarter. As prices continued to plunge, we continued to buy as market prices reflected larger and larger discounts to underlying intrinsic value.

Now, three months later, the picture has changed dramatically for 1997's five worst performers. These companies-- Woonjin Publishing (Korea), Hite Brewery (Korea), Matichon (Thailand), Daimon (Japan), and JCG Holdings (Hong Kong)--were up an impressive 60% on average for the quarter. And from their fourth quarter lows, their share prices were up nearly 100% on average in US dollar terms.

In times of panic like the fourth quarter of 1997 in Asia, great investment opportunities emerge. As stock pickers, our job is to evaluate all the opportunities markets around the world have to offer, and to invest in those which meet our demanding value criteria. This is exactly the philosophy we used in the fourth quarter when many investors decided they simply wanted out of Asia regardless of price.

ASIA THREE MONTHS LATER

Make no mistake, neither the flow of negative news nor the short-term volatility in Asia are over. It appears, however, that at least the panic selling in the markets and the currencies has ended. There has even been an increasing trickle of positive news, mainly political in nature. The new leadership in Thailand and Korea have shown very encouraging signs of jettisoning the discredited ways of the past, freeing up their economies and implementing IMF reforms. Developments in China have also been positive, as we detail in this quarter's letter for The Oakmark International Fund.

Conversely, politicians and the entrenched bureaucracy in Japan seem intent on continuing to play Nero, fiddling while their economy and financial system burn. Their time to dither appears to be running out and the positive changes we are seeing in the corporate sector (closer attention to returns, share buybacks, restructuring) should eventually translate into changes in the way the country is governed. Regardless, even considering pessimistic scenarios, the Fund's investments in Japan trade at significant discounts to underlying business value.

While most Asian markets have snapped back from the lows, we are still very excited about the values we are finding for The Oakmark International Small Cap Fund. Your Fund's investments in the region represent 45% of the total portfolio and are composed of 8.1% in Hong Kong, 7.3% in South Korea, 11.5% in Japan, 13.1% in Australia and New Zealand, 2.7% in Thailand, and 1.9% in the Philippines. These businesses all trade at significant discounts to business value and are run by shareholder-oriented managements.

    [SIGNATURE]

DAVID G. HERRO

Portfolio Manager
72242.772@compuserve.com

       [SIGNATURE]

MICHAEL J. WELSH

Co-Portfolio Manager
102521.2142@compuserve.com

April 2, 1998

34 THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--MARCH 31, 1998
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PACIFIC RIM           44.6%
EUROPE                35.1%
LATIN AMERICA          5.4%
OTHER COUNTRIES        2.6%

                           % OF FUND
                              NET
                            ASSETS
     -------------------------------
     PACIFIC RIM        44.6%
     Japan                     11.5%
     Hong Kong                  8.1%
     Korea                      7.3%
     New Zealand                6.9%
     Australia                  6.2%
     Thailand                   2.7%
     Philippines                1.9%

     LATIN AMERICA       5.4%
     Brazil                     4.7%
     Panama                     0.7%

                           % OF FUND
                              NET
                            ASSETS
     -------------------------------

     EUROPE             35.1%
     Great Britain             19.2%
     Germany                    5.6%
     Italy                      3.1%
     France                     3.1%
     Netherlands                2.8%
     Turkey                     1.3%

     OTHER               2.6%
     Canada                     2.6%

                                     THE OAKMARK INTERNATIONAL SMALL CAP FUND 35

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED)
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--87.7%

CONSUMER NON-DURABLES--0.8%             Knit Fabrics
  Designer Textiles (NZ)
     Limited (New
     Zealand), (d)                                                                      2,960,000   $     736,263

FOOD & BEVERAGE--7.1%
  Matthew Clark plc (Great Britain)     Spirits & Drinks                                  984,000   $   3,483,859
  Alaska Milk Corporation               Milk Producer
     (Philippines), (a)                                                                28,587,000       1,639,991
  Hite Brewery Company (Korea)          Brewer                                            110,010       1,008,756
                                                                                                    --------------
                                                                                                        6,132,606

HOUSEHOLD PRODUCTS--2.6%
  WMF (Germany)                         Tableware and Kitchenware                           7,032   $   1,121,592
  Eczacibasi Yapi Gerecleri Sanayi ve   Ceramic Bath Products
     Ticaret A.S. (Turkey), (a)                                                        55,531,200       1,096,394
                                                                                                    --------------
                                                                                                        2,217,986

RETAIL--6.9%
  Somerfield plc (Great Britain)        Food Retailer                                     341,000   $   2,040,730
  Daimon (Japan), (d)                   Liquor Retailer & Distributor                     577,200       1,646,358
  Paris Miki Inc. (Japan)               Optical Supplies Retailer                          67,800         961,846
  Giordano International Limited        East Asian Clothing Retailer &
     (Hong Kong)                          Manufacturer                                  3,210,000         824,373
  Jusco Stores (Hong Kong) Co.,
     Limited (Hong Kong)                Department Stores                               2,906,000         555,038
                                                                                                    --------------
                                                                                                        6,028,345

OTHER CONSUMER GOODS & SERVICES--8.0%
  CeWe Color Holding AG (Germany)       Photo Equipment & Supplies                         14,850   $   3,733,476
  Sanford Limited (New Zealand)         Fisheries                                       1,604,940       2,350,896
  Vardon plc (Great Britain)            Bingo Clubs                                       285,000         889,772
                                                                                                    --------------
                                                                                                        6,974,144

TELECOMMUNICATIONS--0.4%
  SK Telecom Co. Ltd. (Korea)           Telecommunications                                    803   $     312,503

PHARMACEUTICAL--3.1%
  Recordati (Italy)                     Pharmaceuticals                                   224,500   $   2,715,428

36 THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--87.7% (CONT.)

BANKS--1.0%
  Banco Latinoamericano de              Multinational Bank
     Exportaciones, S.A., Class E
     (Panama), (b)                                                                         15,300   $     575,662
  Shinhan Bank (Korea)                  Commercial Bank                                    47,765         249,686
  Kookmin Bank (Korea)                  Commercial Bank                                     6,985          52,957
  Kookmin Bank Rights (Korea)           Commercial Bank                                     6,985           4,427
                                                                                                    --------------
                                                                                                          882,732

INVESTMENT COMPANIES--0.9%
  Direct Capital Partners Limited       Investment Fund for Unlisted
     (New Zealand)                        New Zealand Companies                         2,237,000   $     741,901

OTHER FINANCIAL--10.4%
  JCG Holdings Ltd. (Hong Kong)         Investment Holding Company                      7,508,000   $   3,851,474
  Lambert Fenchurch Group plc (Great    Insurance Broker
     Britain)                                                                           2,031,000       3,824,878
  Ichiyoshi Securities (Japan)          Stock Broker                                      915,000       1,311,803
                                                                                                    --------------
                                                                                                        8,988,155

COMPUTER SOFTWARE--4.7%
  Enix Corporation (Japan)              Entertainment Software                            130,200   $   2,853,698
  Koei (Japan)                          Computer Software                                 165,500       1,254,682
                                                                                                    --------------
                                                                                                        4,108,380

COMPUTER SYSTEMS--2.7%
  Solution 6 Holdings Limited           Systems Design & Consulting
     (Australia), (a)(d)                                                                4,050,893   $   2,303,990

MARKETING SERVICES--7.4%
  Cordiant Communications Group plc     Advertising Services
     (Great Britain)                                                                    1,808,500   $   3,723,735
  Saatchi & Saatchi plc (Great
     Britain), (a)                      Advertising Services
                                                                                        1,022,500       2,721,545
                                                                                                    --------------
                                                                                                        6,445,280

BROADCASTING & PUBLISHING--5.9%
  Woongjin Publishing Company (Korea),  Publisher
     (d)                                                                                  130,216   $   2,792,358
  Matichon Public Company Limited,      Newspaper Publisher
     Foreign Shares (Thailand), (d)                                                     1,468,100       2,238,526
  Matichon Public Company Limited       Newspaper Publisher
     (Thailand), (d)                                                                       70,400          72,010
                                                                                                    --------------
                                                                                                        5,102,894

                                     THE OAKMARK INTERNATIONAL SMALL CAP FUND 37

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                        DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--87.7% (CONT.)

CHEMICALS--2.8%
  European Vinyls Corporation           PVC Manufacturer
     International N.V. (Netherlands)                                                     117,100   $   2,415,070

MACHINERY & METAL PROCESSING--0.7%
  Denyo Co., Ltd. (Japan)               Welding Machines & Power Generators               114,000   $     581,873

MINING AND BUILDING MATERIALS--4.0%
  Parbury Limited (Australia), (d)      Building Products                              11,019,712   $   3,097,351
  Asia Cement Manufacturing Company     Cement Producer
     (Korea) Ltd.                                                                          36,150         365,415
                                                                                                    --------------
                                                                                                        3,462,766

OTHER INDUSTRIAL GOODS & SERVICES--10.7%
  Elevadores Atlas, SA (Brazil)         Elevators                                         279,200   $   4,051,715
  Yip's Hang Cheung Ltd. (Hong Kong)    Paint & Solvents                               23,218,000       1,558,094
  Nishio Rent All Company (Japan)       Construction Equipment Rental                     159,200       1,422,015
  Dongah Tire Industry Company (Korea), Tire Manufacturer
     (a)                                                                                   29,900       1,273,719
  Groupe Legris Industries SA (France)  European Crane Manufacturer                        17,400         758,048
  Lamex Holdings Ltd. (Hong Kong)       Office Furniture Supplier                       2,110,000         269,577
                                                                                                    --------------
                                                                                                        9,333,168

PRODUCTION EQUIPMENT--4.8%
  Skyjack Inc. (Canada), (a)            Producer of Elevating Platforms & Lifts           118,700   $   2,215,912
  NSC Groupe (France)                   Manufacturer of Textile Equipment                  14,895       1,970,779
                                                                                                    --------------
                                                                                                        4,186,691

STEEL--2.8%
  Steel & Tube Holdings Ltd. (New       Produces and Distributes Steel
     Zealand)                                                                           2,242,400   $   2,169,102
  Pohang Iron & Steel Company Ltd.      Manufactures Steel Products
     (Korea)                                                                                6,580         294,556
                                                                                                    --------------
                                                                                                        2,463,658

  TOTAL COMMON STOCKS (COST: $83,833,573)                                                              76,133,833

38 THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1998 (UNAUDITED) CONT.
 ........................................................................

                                                                                  PRINCIPAL VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--9.2%

COMMERCIAL PAPER--6.9%
  American Express Credit Corporation, 5.53%-5.59% due 4/1/1998-4/8/1998               $2,000,000   $   2,000,000
  Ford Motor Credit Corp., 5.55%-5.57% due 4/3/1998-4/6/1998                            1,500,000       1,500,000
  General Electric Capital Corporation, 6.02% due 4/1/1998                              2,500,000       2,500,000
                                                                                                    --------------
                                                                                                        6,000,000

REPURCHASE AGREEMENTS--2.3%
  State Street Repurchase Agreement, 5.75% due 4/1/1998                                $2,001,000   $   2,001,000

  TOTAL SHORT TERM INVESTMENTS (COST: $8,001,000)                                                       8,001,000

  Total Investments (Cost $91,834,573)--96.9% (e)                                                   $  84,134,833
  Foreign Currencies (Proceeds $11,921)--0.0%                                                              11,921
  Other Assets In Excess Of Other Liabilities--3.1% (c)                                                 2,694,844
                                                                                                    --------------

  TOTAL NET ASSETS--100%                                                                            $  86,841,598
                                                                                                    --------------
                                                                                                    --------------

          (a) Non-income producing security.
          (b) Represents an American Depository Receipt.
          (c) Includes transaction hedges.
          (d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (e) At March 31, 1998, net unrealized depreciation of $7,699,659, for federal income tax purposes consisted of gross unrealized appreciation of $6,775,502 and gross depreciation of $14,475,161.

                                     THE OAKMARK INTERNATIONAL SMALL CAP FUND 39

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF ASSETS AND LIABILITIES--MARCH 31, 1998
        ........................................................................

                                                              THE OAKMARK
                                      THE OAKMARK                SELECT
                                          FUND                    FUND
------------------------------------------------------------------------------
ASSETS
   Investments, at value                $9,289,480,621          $1,496,796,894
                                (cost:  $1,087,256,448)  (cost: $1,182,504,745)
   Cash                                            909                     803
   Foreign currency, at value                        0                       0
   Collateral for securities
     loaned, at value                                0             103,024,970
   Receivable for:
     Forward foreign currency
       contracts                                     0                       0
     Securities sold                        19,773,233                       0
     Fund shares sold                       16,606,899              13,245,891
     Dividends and interest                 21,443,125                 486,690
                                  --------------------    --------------------
   Total receivables                        57,823,257              13,732,581
   Other assets                                      0                   2,540
                                  --------------------    --------------------
   Total assets                         $9,347,304,787          $1,613,557,788
                                  --------------------    --------------------
                                  --------------------    --------------------
 ..............................................................................
LIABILITIES AND NET ASSETS
   Payable for:
     Collateral for securities
       loaned, at value                 $            0          $  103,024,970
     Securities purchased                  411,535,249              21,317,645
     Fund shares redeemed                    8,269,287                 747,878
     Due to adviser                          6,459,053               1,057,798
     Forward foreign currency
       contracts                                     0                       0
     Other                                   2,649,485                 545,496
                                  --------------------    --------------------
   Total liabilities                       428,913,074             126,693,787
                                  --------------------    --------------------
   Net assets applicable to
     fund shares outstanding            $8,918,391,713          $1,486,864,001
                                  --------------------    --------------------
                                  --------------------    --------------------
   Fund shares outstanding                 200,715,978              74,843,827
                                  --------------------    --------------------
                                  --------------------    --------------------
 ..............................................................................
PRICE OF SHARES
   Net asset value per share            $        44.43          $        19.87
                                  --------------------    --------------------
                                  --------------------    --------------------
 ..............................................................................
ANALYSIS OF NET ASSETS
   Paid in capital                      $5,950,210,580          $1,163,238,683
   Accumulated undistributed
     net realized gain on sale
     of investments, forward
     contracts and foreign
     currency exchange
     transactions                          544,826,405               8,487,779
   Net unrealized
     appreciation/depreciation
     of investments                      2,391,715,022             314,292,149
   Net unrealized depreciation
     of foreign currency
     portfolio hedges                                0                       0
   Net unrealized
   appreciation/depreciation--other                  0                       0
   Accumulated undistributed
     net investment income
     (loss)                                 31,639,706                 845,390
                                  --------------------    --------------------
   Net assets applicable to
     Fund shares outstanding            $8,918,391,713          $1,486,864,001
                                  --------------------    --------------------
                                  --------------------    --------------------

40 THE OAKMARK FAMILY OF FUNDS

 ..............................................................................................................................
                                      THE OAKMARK             THE OAKMARK             THE OAKMARK             THE OAKMARK
                                       SMALL CAP               EQUITY AND            INTERNATIONAL           INTERNATIONAL
                                          FUND                INCOME FUND                 FUND               SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments, at value                $1,433,827,053             $53,923,198          $1,399,065,879             $84,134,833
                                (cost:  $1,087,256,448)     (cost: $45,281,363)  (cost: $1,339,858,431)     (cost: $91,834,573)
   Cash                                            695                     527               3,904,143                     632
   Foreign currency, at value                        0                       0               1,149,513                  12,003
   Collateral for securities
     loaned, at value                      144,533,644               3,367,985             149,912,019               1,328,000
   Receivable for:
     Forward foreign currency
       contracts                                     0                       0                 177,070                       0
     Securities sold                         1,228,978                       0               1,739,065                 840,463
     Fund shares sold                        1,557,114                 245,748               3,194,865               2,242,296
     Dividends and interest                    786,560                 380,748               8,294,468                 613,293
                                  --------------------    --------------------    --------------------    --------------------
   Total receivables                         3,572,652                 626,496              13,405,468               3,696,052
   Other assets                                  3,766                   3,766                       0                   3,767
                                  --------------------    --------------------    --------------------    --------------------
   Total assets                         $1,581,937,810             $57,921,972          $1,567,437,022             $89,175,287
                                  --------------------    --------------------    --------------------    --------------------
                                  --------------------    --------------------    --------------------    --------------------
 ..............................................................................................................................
LIABILITIES AND NET ASSETS
   Payable for:
     Collateral for securities
       loaned, at value           $        144,533,644    $          3,367,985    $        149,912,019    $          1,328,000
     Securities purchased                    3,242,413                 971,764               8,567,044                 721,276
     Fund shares redeemed                    3,319,014                  49,183               1,237,053                  68,558
     Due to adviser                          1,420,886                  29,602               1,101,882                  76,402
     Forward foreign currency
       contracts                                     0                       0               1,250,165                   5,968
     Other                                     459,829                  48,353                 830,698                 133,485
                                  --------------------    --------------------    --------------------    --------------------
   Total liabilities                       152,975,786               4,466,887             162,898,861               2,333,689
                                  --------------------    --------------------    --------------------    --------------------
   Net assets applicable to
     fund shares outstanding      $      1,428,962,024    $         53,455,085    $      1,404,538,161    $         86,841,598
                                  --------------------    --------------------    --------------------    --------------------
                                  --------------------    --------------------    --------------------    --------------------
   Fund shares outstanding                  68,713,861               3,576,587              95,692,819               9,059,700
                                  --------------------    --------------------    --------------------    --------------------
                                  --------------------    --------------------    --------------------    --------------------
 ..............................................................................................................................
PRICE OF SHARES
   Net asset value per share      $              20.80    $              14.95    $              14.68    $               9.59
                                  --------------------    --------------------    --------------------    --------------------
                                  --------------------    --------------------    --------------------    --------------------
 ..............................................................................................................................
ANALYSIS OF NET ASSETS
   Paid in capital                $      1,053,623,090    $         44,331,604    $      1,307,485,365    $         93,771,374
   Accumulated undistributed
     net realized gain on sale
     of investments, forward
     contracts and foreign
     currency exchange
     transactions                           33,564,804                 114,832              15,096,240                 110,463
   Net unrealized
     appreciation/depreciation
     of investments                        346,570,605               8,641,836              59,198,928              (7,699,659)
   Net unrealized depreciation
     of foreign currency
     portfolio hedges                                0                       0              (1,041,815)                      0
   Net unrealized
   appreciation/depreciation--other                  0                       0                 (57,810)                  7,037
   Accumulated undistributed
     net investment income
     (loss)                                 (4,796,475)                366,813              23,857,253                 652,383
                                  --------------------    --------------------    --------------------    --------------------
   Net assets applicable to
     Fund shares outstanding      $      1,428,962,024    $         53,455,085    $      1,404,538,161    $         86,841,598
                                  --------------------    --------------------    --------------------    --------------------
                                  --------------------    --------------------    --------------------    --------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 41

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF OPERATIONS--MARCH 31, 1998
        ........................................................................

                                                             THE OAKMARK
                                      THE OAKMARK               SELECT
                                          FUND                   FUND
------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                      $         62,534,109    $          4,204,811
   Interest Income                          25,585,555               2,306,096
   Securities lending income                         0                  27,365
   Foreign taxes withheld                   (1,025,061)                      0
                                  --------------------    --------------------
     Total investment income                87,094,603               6,538,272
 ..............................................................................
EXPENSES:
   Investment advisory fee                  33,717,852               4,349,918
   Transfer and dividend
     disbursing agent fees                   1,903,507                 381,831
   Other shareholder servicing
     fees                                    1,430,693                 284,566
   Reports to shareholders                     773,063                  78,084
   Custody and accounting fees                 409,676                  77,842
   Registration and blue sky
     expenses                                  347,857                 233,976
   Trustees fees                                23,028                   7,306
   Legal fees                                   24,443                   6,212
   Audit fees                                   11,783                   9,290
   Other                                       191,351                  18,777
                                  --------------------    --------------------
     Total expenses                         38,833,253               5,447,802
     Expense offset
       arrangements                             (4,367)                 (1,806)
                                  --------------------    --------------------
   Net expenses                             38,828,886               5,445,996
                                  --------------------    --------------------
 ..............................................................................
NET INVESTMENT INCOME (LOSS):               48,265,717               1,092,276
 ..............................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   and foreign currency
   transactions:
   Net realized gain on
     investments                           633,222,207              10,299,431
   Net realized loss on
     foreign currency
     transactions                               (8,898)                      0
   Net change in unrealized
     appreciation
     (depreciation) of
     investments and foreign
     currencies                            372,029,008              226,616,982
   Net change in appreciation
     (depreciation) of forward
     currency exchange
     contracts                                       0                       0
   Net change in appreciation
     (depreciation)--other                           0                       0
                                  --------------------    --------------------
 ..............................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:                         1,005,242,317             236,916,413
                                  --------------------    --------------------
 ..............................................................................
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                     $      1,053,508,034    $        238,008,689
                                  --------------------    --------------------
                                  --------------------    --------------------

42 THE OAKMARK FAMILY OF FUNDS

 ..............................................................................................................................
                                 THE OAKMARK             THE OAKMARK            THE OAKMARK            THE OAKMARK
                                  SMALL CAP              EQUITY AND            INTERNATIONAL          INTERNATIONAL
                                     FUND                INCOME FUND                FUND              SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                     $4,819,061               $331,902              $15,720,184              $1,007,674
   Interest Income                2,107,212                442,370                1,472,442                 110,067
   Securities lending income        203,283                  3,059                1,087,514                   4,814
   Foreign taxes withheld                 0                      0                 (852,866)                (98,308)
                                -----------             ----------             ------------             -----------
     Total investment income      7,129,556                777,331                17,427,274              1,024,247
 ..............................................................................................................................
EXPENSES:
   Investment advisory fee        8,829,969                147,225                6,775,248                 377,130
   Transfer and dividend
     disbursing agent fees          445,863                 39,877                  472,479                  46,434
   Other shareholder servicing
     fees                           396,980                  4,461                  297,504                  11,466
   Reports to shareholders          159,128                  7,562                  188,510                  15,159
   Custody and accounting fees      101,028                 23,996                  690,517                  88,054
   Registration and blue sky
     expenses                        18,861                 18,356                   20,156                  15,640
   Trustees fees                      9,248                  4,707                    6,894                   4,597
   Legal fees                         8,889                  4,602                    8,031                   5,441
   Audit fees                         9,690                  9,590                   13,180                  12,083
   Other                             33,613                  5,005                   99,564                  10,057
                                -----------             ----------             ------------             -----------
     Total expenses              10,013,269                265,381                8,572,083                 586,061
     Expense offset
       arrangements                 (47,877)                   (64)                 (72,897)                   (279)
                                -----------             ----------             ------------             -----------
   Net expenses                   9,965,392                265,317                8,499,186                 585,782
                                -----------             ----------             ------------             -----------
 ..............................................................................................................................
NET INVESTMENT INCOME (LOSS):    (2,835,836)               512,014                8,928,088                 438,465
 ..............................................................................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain on
     investments                  49,515,599               691,349               47,920,883               1,592,506
   Net realized loss on
     foreign currency
     transactions                         0                      0               (2,651,824)               (106,249)
   Net change in unrealized
     appreciation
     (depreciation) of
     investments and foreign
     currencies                  38,608,650              3,183,600              (94,851,410)             (6,531,506)
   Net change in appreciation
     (depreciation) of forward
     currency exchange
     contracts                            0                      0               (1,603,281)                 (5,968)
   Net change in appreciation
     (depreciation)--other                0                      0                  (29,929)                  9,536
                                -----------             ----------             ------------             -----------
 ..............................................................................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:                 88,124,249              3,874,949              (51,215,561)             (5,041,681)
                                -----------             ----------             ------------             -----------
 ..............................................................................................................................
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $85,288,413             $4,386,963             $(42,287,473)            $(4,603,216)
                                -----------             ----------             ------------             -----------
                                -----------             ----------             ------------             -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 43

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 1998
        ........................................................................

                                              THE OAKMARK FUND
                                 --------------------------------------------
                                 SIX MONTHS ENDED      ELEVEN MONTHS ENDED
                                  MARCH 31, 1998        SEPTEMBER 30, 1997
------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income          $   48,265,717             $55,858,346
   Net realized gain on sale
     of investments                  633,222,207             239,442,987
   Net realized loss on
     foreign currency
     transactions                         (8,898)                 (2,673)
   Net change in unrealized
     appreciation                    372,029,008           1,231,138,352
                                  --------------          --------------
  NET INCREASE IN NET ASSETS
     FROM OPERATIONS               1,053,508,034           1,526,437,012
 ..............................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM:*
   Net investment income             (66,320,892)            (41,659,757)
   Net realized short-term
     gain                            (25,210,568)            (13,947,126)
   Net realized long-term gain      (302,991,525)           (212,039,549)
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                   (394,522,985)           (267,646,432)
 ..............................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold       1,885,741,953           2,107,074,877
   Reinvestment of dividends
     and capital gain
     distributions                   376,564,699             256,384,877
   Payments for shares
     redeemed                       (617,848,616)           (941,237,366)
                                  --------------          --------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                  1,644,458,036           1,422,222,388
                                  --------------          --------------
 ..............................................................................
TOTAL INCREASE IN NET ASSETS       2,303,443,085           2,681,012,968
   NET ASSETS:
   Beginning of period             6,614,948,628           3,933,935,660
                                  --------------          --------------
   End of period                  $8,918,391,713          $6,614,948,628
                                  --------------          --------------
                                  --------------          --------------
   Undistributed net
     investment income            $   31,639,706          $   49,694,881
                                  --------------          --------------
                                  --------------          --------------

* DISTRIBUTIONS PER SHARE:
   Net investment income                  0.3996                  0.3441
   Net realized short-term
     gain                                 0.1519                  0.1152
   Net realized long-term gain            1.8256                  1.7514
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $       2.3771          $       2.2107
                                  --------------          --------------
                                  --------------          --------------

44 THE OAKMARK FAMILY OF FUNDS

 ..............................................................................
                                                 THE OAKMARK
                                                 SELECT FUND
                                  --------------------------------------------
                                    SIX MONTHS ENDED      ELEVEN MONTHS ENDED
                                     MARCH 31, 1998        SEPTEMBER 30, 1997
------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income
     (loss)                       $    1,092,276          $     (246,886)
   Net realized gain on sale
     of investments                   10,299,431               5,070,435
   Net change in unrealized
     appreciation                    226,616,982              87,675,167
                                  --------------          --------------
   NET INCREASE IN NET ASSETS
     FROM OPERATIONS                 238,008,689              92,498,716
 ..............................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM:*
   Net investment income                       0                       0
   Net realized short-term
     gain                             (6,882,086)                      0
   Net realized long-term gain                 0                       0
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                     (6,882,086)                      0
 ..............................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold         960,911,310             571,117,746
   Reinvestment of dividends
     and capital gain
     distributions                     6,562,085                    --
   Payments for shares
     redeemed                       (225,910,569)           (149,441,890)
                                  --------------          --------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                    741,562,826             421,675,856
                                  --------------          --------------
 ..............................................................................
TOTAL INCREASE IN NET ASSETS         972,689,429             514,174,572
   NET ASSETS:
   Beginning of period               514,174,572                       0
                                  --------------          --------------
   End of period                  $1,486,864,001          $  514,174,572
                                  --------------          --------------
                                  --------------          --------------
   Undistributed net
     investment income (loss)     $      845,390          $     (246,886)
                                  --------------          --------------
                                  --------------          --------------

* DISTRIBUTIONS PER SHARE:
   Net investment income                       0                       0
   Net realized short-term
     gain                                 0.1678                       0
   Net realized long-term gain                 0                       0
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $       0.1678          $            0
                                  --------------          --------------
                                  --------------          --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 45

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 1998 CONT.
        ........................................................................

                                                  THE OAKMARK
                                                SMALL CAP FUND
                                  --------------------------------------------
                                    SIX MONTHS ENDED      ELEVEN MONTHS ENDED
                                     MARCH 31, 1998        SEPTEMBER 30, 1997
------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss            $   (2,835,836)         $   (1,684,439)
   Net realized gain on sale
     of investments                   49,515,599              46,501,798
   Net change in unrealized
     appreciation                     38,608,650             287,859,202
                                  --------------          --------------
   NET INCREASE IN NET ASSETS
     FROM OPERATIONS                  85,288,413             332,676,561
 ..............................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM:*
   Net investment income                   0                           0
   Net realized short-term
     gain                            (35,041,338)                      0
   Net realized long-term gain       (27,167,964)                      0
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                    (62,209,302)                      0
 ..............................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold         316,443,701           1,289,718,462
   Reinvestment of dividends
     and capital gain
     distributions                    58,840,098                       0
   Payments for shares
     redeemed                       (482,796,526)           (327,419,790)
                                  --------------          --------------
   NET INCREASE (DECREASE) IN
     NET ASSETS FROM FUND
     SHARE TRANSACTIONS             (107,512,727)            962,298,672
                                  --------------          --------------
 ..............................................................................
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                        (84,433,616)          1,294,975,233
   NET ASSETS:
   Beginning of period             1,513,395,640             218,420,407
                                  --------------          --------------
   End of period                  $1,428,962,024          $1,513,395,640
                                  --------------          --------------
                                  --------------          --------------
   Undistributed net
     investment loss              $   (4,796,475)         $   (1,960,639)
                                  --------------          --------------
                                  --------------          --------------

* DISTRIBUTIONS PER SHARE:
   Net investment income                       0                       0
   Net realized short-term
     gain                                 0.4738                       0
   Net realized long-term gain            0.3674                       0
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $       0.8412          $            0

46 THE OAKMARK FAMILY OF FUNDS

 ..............................................................................
                                                  THE OAKMARK
                                            EQUITY AND INCOME FUND
                                  --------------------------------------------
                                    SIX MONTHS ENDED      ELEVEN MONTHS ENDED
                                     MARCH 31, 1998        SEPTEMBER 30, 1997
------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income          $      512,014          $      471,744
   Net realized gain on sale
     of investments                      691,349                 904,824
   Net change in unrealized
     appreciation                      3,183,600               4,554,518
                                  --------------          --------------
   NET INCREASE IN NET ASSETS
     FROM OPERATIONS                   4,386,963               5,931,086
 ..............................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM:*
   Net investment income                (594,007)               (148,466)
   Net realized short-term
     gain                               (882,071)               (162,188)
   Net realized long-term gain          (599,021)                      0
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                     (2,075,099)               (310,654)
 ..............................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold          23,850,818              24,903,007
   Reinvestment of dividends
     and capital gain
     distributions                     1,964,129                 288,850
   Payments for shares
     redeemed                         (8,134,239)            (11,148,702)
                                  --------------          --------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                     17,680,708              14,043,155
                                  --------------          --------------
 ..............................................................................
TOTAL INCREASE IN NET ASSETS          19,992,572              19,663,587
   NET ASSETS:
   Beginning of period                33,462,513              13,798,926
                                  --------------          --------------
   End of period                  $   53,455,085          $   33,462,513
                                  --------------          --------------
                                  --------------          --------------
   Undistributed net
     investment income            $      366,813          $      448,806
                                  --------------          --------------
                                  --------------          --------------

* DISTRIBUTIONS PER SHARE:
   Net investment income                  0.2359                  0.1202
   Net realized short-term
     gain                                 0.3503                  0.1311
   Net realized long-term gain            0.2379                       0
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $       0.8241              $   0.2513

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 47

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 1998 CONT.
        ........................................................................

                                                  THE OAKMARK
                                              INTERNATIONAL FUND
                                  --------------------------------------------
                                    SIX MONTHS ENDED      ELEVEN MONTHS ENDED
                                     MARCH 31, 1998        SEPTEMBER 30, 1997
------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income          $    8,928,088          $   27,666,383
   Net realized gain on sale
     of investments                   47,920,883             217,090,057
   Net realized gain (loss) on
     foreign currency
     transactions                     (2,651,824)             17,724,883
   Net change in unrealized
     appreciation
     (depreciation)                  (94,851,410)             70,717,122
   Net change in unrealized
     appreciation
     (depreciation) of forward
     currency exchange
     contracts                        (1,603,281)              3,426,674
   Net change in unrealized
     appreciation
     (depreciation)--other               (29,929)                197,532
                                  --------------          --------------
   NET INCREASE IN NET ASSETS
     FROM OPERATIONS                 (42,287,473)            336,822,651
 ..............................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM:*
   Net investment income             (46,460,844)            (12,477,945)
   Net realized short-term
     gain                            (57,985,562)                      0
   Net realized long-term gain      (173,100,255)                      0
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                   (277,546,661)            (12,477,945)
 ..............................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold         355,734,693             710,447,882
   Reinvestment of dividends
     and capital gain
     distributions                   263,407,668              11,903,359
   Payments for shares
     redeemed                       (542,117,597)           (572,115,610)
                                  --------------          --------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                     77,024,764             150,235,631
                                  --------------          --------------
 ..............................................................................
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                       (242,809,370)            474,580,337
   NET ASSETS:
   Beginning of period             1,647,347,531           1,172,767,194
                                  --------------          --------------
   End of period                  $1,404,538,161          $1,647,347,531
                                  --------------          --------------
                                  --------------          --------------
   Undistributed net
     investment income            $   23,857,253          $   61,390,009
                                  --------------          --------------
                                  --------------          --------------

* DISTRIBUTIONS PER SHARE:
   Net investment income                  0.5758                  0.1617
   Net realized short-term
     gain                                 0.7186                       0
   Net realized long-term gain            2.1453                       0
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $       3.4397          $       0.1617

48 THE OAKMARK FAMILY OF FUNDS

 ..............................................................................
                                           THE OAKMARK INTERNATIONAL
                                                SMALL CAP FUND
                                  --------------------------------------------
                                    SIX MONTHS ENDED      ELEVEN MONTHS ENDED
                                     MARCH 31, 1998        SEPTEMBER 30, 1997
------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income          $      438,465          $      646,048
   Net realized gain on sale
     of investments                    1,592,506               6,250,624
   Net realized loss on
     foreign currency
     transactions                       (106,249)               (232,740)
   Net change in unrealized
     depreciation                     (6,531,506)             (1,464,546)
   Net change in unrealized
     appreciation
     (depreciation) of forward
     currency exchange
     contracts                            (5,968)                      0
   Net change in unrealized
     appreciation--other                   9,536                   5,257
                                  --------------          --------------
   NET INCREASE IN NET ASSETS
     FROM OPERATIONS                  (4,603,216)              5,204,643
 ..............................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM:*
   Net investment income                (308,015)               (279,216)
   Net realized short-term
     gain                             (3,477,982)             (1,285,114)
   Net realized long-term gain        (3,890,139)                      0
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                     (7,676,136)             (1,564,330)
 ..............................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold          53,050,486              63,012,100
   Reinvestment of dividends
     and capital gain
     distributions                     7,422,967               1,523,977
   Payments for shares
     redeemed                        (27,325,303)            (41,955,631)
                                  --------------          --------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                     33,148,150              22,580,446
                                  --------------          --------------
 ..............................................................................
TOTAL INCREASE IN NET ASSETS          20,868,798              26,220,759
   NET ASSETS:
   Beginning of period                65,972,800              39,752,041
                                  --------------          --------------
   End of period                  $   86,841,598          $   65,972,800
                                  --------------          --------------
                                  --------------          --------------
   Undistributed net
     investment income            $      652,383          $      521,933
                                  --------------          --------------
                                  --------------          --------------

* DISTRIBUTIONS PER SHARE:
   Net investment income                  0.0559                  0.0777
   Net realized short-term
     gain                                  .6312                  0.3581
   Net realized long-term gain            0.7060                       0
                                  --------------          --------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $       1.3931          $       0.4358

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 49

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS
 ........................................................................

1. SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

SECURITY VALUATION--
Investments are stated at current value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Trustees.

FOREIGN CURRENCY TRANSLATIONS--
Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At March 31, 1998, only the International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation)-other includes the following components:

                                                    INTERNATIONAL
                                                        SMALL
                                   INTERNATIONAL         CAP
-----------------------------------------------------------------
Unrealized appreciation
   (depreciation) on dividends
   and dividend reclaims
   receivable                        $(60,285)          $7,851
Unrealized appreciation on
   open securities purchases
   and sales                           33,755            5,154
Unrealized depreciation on
   transaction hedge purchases
   and sales                          (31,280)          (5,968)
                                     --------         --------
   Net Unrealized Appreciation
      (Depreciation) - other         $(57,810)          $7,037
                                     --------         --------
                                     --------         --------

SECURITY TRANSACTIONS AND INVESTMENT INCOME--
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--
At March 31, 1998, International and Int'l Small Cap had entered into forward foreign currency contracts under which it is obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

50 THE OAKMARK FAMILY OF FUNDS

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. The International Fund had the following outstanding contracts at March 31, 1998:

PORTFOLIO HEDGES:

                                                                                         UNREALIZED APPRECIATION
                                                                                           (DEPRECIATION) AT
US DOLLARS PURCHASED               FOREIGN CURRENCY SOLD              SETTLEMENT DATE        MARCH 31, 1998
-----------------------------------------------------------------------------------------------------------------
     $30,025,500                18,500,000   Pound Sterling              April 1998            $  (902,886)
      37,361,250                22,500,000   Pound Sterling              May 1998                 (235,499)
      14,980,500                 9,000,000   Pound Sterling              May 1998                  (56,265)
      15,012,000                 9,000,000   Pound Sterling              May 1998                  (24,112)
      15,080,400                 9,000,000   Pound Sterling              May 1998                   46,875
      14,828,880                 8,800,000   Pound Sterling              May 1998                  130,072
                                                                                               -----------
                                                                                               $(1,041,815)
                                                                                               -----------
                                                                                               -----------

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES:

                                                                                                UNREALIZED
                                                                                              DEPRECIATION AT
US DOLLARS SOLD                  FOREIGN CURRENCY PURCHASED            SETTLEMENT DATE         MARCH 31, 1998
-----------------------------------------------------------------------------------------------------------------
      $   35,727                   197,788   Finnish Markka                 April 1998           $   (499)
          95,419                12,286,165   Japanese Yen                   April 1998             (3,198)
         192,814               265,312,100   South Korean Won               April 1998             (1,253)
       1,201,669                 2,126,848   New Zealand Dollar             April 1998            (26,054)
          95,926                   173,307   New Zealand Dollar             April 1998               (130)
                                                                                                  -------
                                                                                                 $(31,134)
                                                                                                  -------
                                                                                                  -------

FOREIGN CURRENCY SALES:

                                                                                         UNREALIZED APPRECIATION
                                                                                            (DEPRECIATION) AT
US DOLLARS PURCHASED               FOREIGN CURRENCY SOLD               SETTLEMENT DATE        MARCH 31, 1998
-----------------------------------------------------------------------------------------------------------------
      $  340,517                   203,343   Pound Sterling                 April 1998           $    122
       1,398,401             2,549,775,158   Italian Lira                   April 1998               (268)
                                                                                                  -------
                                                                                                 $   (146)
                                                                                                  -------
                                                                                                  -------

                                                  THE OAKMARK FAMILY OF FUNDS 51

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

The Int'l Small Cap Fund had the following outstanding transaction hedges:

FOREIGN CURRENCY PURCHASES:

                                                                                          UNREALIZED DEPRECIATION
US DOLLARS SOLD                 FOREIGN CURRENCY PURCHASED            SETTLEMENT DATE       AT MARCH 31, 1998
------------------------------------------------------------------------------------------------------------------
       $ 35,227                   52,515   Australian Dollar            April 1998               $  (496)
         29,085                   43,169   Australian Dollar            April 1998                  (535)
          2,874                    4,328   Australian Dollar            April 1998                   (12)
         25,614                   38,698   Australian Dollar            April 1998                   (21)
          5,128                    9,476   Deutsche Mark                April 1998                    (5)
        210,443                  125,675   Pounds Sterling              April 1998                   (63)
          6,924                   53,634   Hong Kong Dollar             April 1998                    (2)
          1,914                   14,823   Hong Kong Dollar             April 1998                    (1)
         30,314                3,903,264   Japanese Yen                 April 1998                (1,016)
         85,639               11,145,888   Japanese Yen                 April 1998                (1,977)
         25,710                3,423,557   Japanese Yen                 April 1998                   (13)
        172,068                  310,872   New Zealand                  April 1998                  (233)
         12,029                  453,980   Philippine Peso              April 1998                   (82)
         24,488                  911,444   Philippine Peso              April 1998                  (503)
         38,917                1,451,210   Philippine Peso              April 1998                  (727)
         20,713                  782,339   Philippine Peso              April 1998                  (125)
                                                                                                  ------
                                                                                                 $(5,811)
                                                                                                  ------
                                                                                                  ------

FOREIGN CURRENCY SALES:

                                                                                          UNREALIZED DEPRECIATION
US DOLLARS PURCHASED               FOREIGN CURRENCY SOLD               SETTLEMENT DATE       AT MARCH 31, 1998
------------------------------------------------------------------------------------------------------------------
       $217,520                 396,606,600   Italian Lira                April 1998             $ (37)
        622,787               1,135,558,115   Italian Lira                April 1998              (120)
                                                                                                 -----
                                                                                                 $(157)
                                                                                                 -----
                                                                                                 -----

At March 31, 1998, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

SECURITIES LENDING--
Each Fund except The Oakmark Fund may lend portfolio securities to broker-dealers and banks.

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Funds receive income from lending securities by investing the collateral and continue to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Funds could incur a loss. The market values (in thousands) of securities on loan to broker-dealers at March 31, 1998 are shown below.

                                                                                    INT'L
                                                SMALL     EQUITY &                  SMALL
                                   SELECT        CAP       INCOME   INTERNATIONAL    CAP
------------------------------------------------------------------------------------------
Market Value of Securities
   Loaned                         $100,074    $140,279    $3,253       $143,433     $1,254
Collateral (Cash and U.S.
   Treasuries)                     103,025     144,534     3,368        149,912      1,328

52 THE OAKMARK FAMILY OF FUNDS

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--
No provision is made for Federal income taxes since the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

2. TRANSACTIONS WITH AFFILIATES
Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2.5 billion of net assets, .95% on the next $1.25 billion of net assets, .90% on the next $1.25 billion of net assets and .85% on the excess of $5 billion of net assets. International pays 1% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets and .90% on the excess of $5 billion of net assets. Select pays 1% on the first $1 billion and .95% on the next $500 million, .90% on the next $500 million, .85% on the next $500 million and .80% on the excess of $2.5 million of net assets. Small Cap pays 1.25% on the first $1 billion of net assets, 1.15% on the next $500 million, 1.10% on the next $500 million, 1.05% on the next $ 500 million, and 1% on the excess of $2.5 billion. Equity and Income pays .75% of net assets and Int'l Small Cap pays 1.25% of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed through January 3, 1999 to reimburse the Funds to the extent that annual expenses, excluding certain expenses, exceed 1.5% for domestic funds and 2.0% for international funds.

In connection with the organization of the Funds, expenses of approximately $146,500 and $47,000 were advanced to Oakmark and International, approximately $7,283 each to Small Cap, Equity and Income and Int'l Small Cap, and $3,500 to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2000 for Small Cap, Equity and Income and Int'l Small Cap, and October, 2001 for Select. Oakmark and International have fully amortized all organization expenses. Registration expenses of approximately $62,282, $56,751, $56,811 and $56,726 were advanced to Select, Small Cap, Equity and Income and Int'l Small Cap, respectively, by the Adviser. Registration expenses have been fully amortized for all funds.

During the six months ended March 31, 1998, the Funds incurred brokerage commissions of $4,183,063, $905,263, $813,752, $23,504, $2,081,900 and $244,965
of which $754,519, $304,147, $80,328, $15,556, $0, and $0 were paid by Oakmark,
Select, Small Cap, Equity and Income, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

3. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):

                                                           SIX MONTHS ENDED MARCH 31, 1998
                                         --------------------------------------------------------------------
                                                                       EQUITY &                   INT'L SMALL
                                         OAKMARK  SELECT   SMALL CAP    INCOME    INTERNATIONAL       CAP
-------------------------------------------------------------------------------------------------------------
Shares sold                              45,359    56,025    16,231      1,703        25,100          5,841
Shares issued in reinvestment of
   dividends                              9,728       410     3,133        149        20,108            786
Less shares redeemed                     (14,896) (13,057)  (25,068)      (584)      (37,257)        (2,976)
                                         -------  -------  ---------   --------       ------          -----
Net increase (decrease) in shares
   outstanding                           40,191    43,378    (5,704)     1,268         7,951          3,651
                                         -------  -------  ---------   --------       ------          -----
                                         -------  -------  ---------   --------       ------          -----

                                                        ELEVEN MONTHS ENDED SEPTEMBER 30, 1997
                                         --------------------------------------------------------------------
                                                                       EQUITY &                   INT'L SMALL
                                         OAKMARK  SELECT   SMALL CAP    INCOME    INTERNATIONAL       CAP
-------------------------------------------------------------------------------------------------------------
Shares sold                              57,274    42,531    78,065      1,941        41,290          5,229
Shares issued in reinvestment of
   dividends                              7,961         0         0         25           793            135
Less shares redeemed                     (26,163) (11,065)  (20,201)      (879)      (32,948)        (3,438)
                                         -------  -------  ---------   --------       ------          -----
Net increase in shares outstanding       39,072    31,466    57,864      1,087         9,135          1,926
                                         -------  -------  ---------   --------       ------          -----
                                         -------  -------  ---------   --------       ------          -----

                                                  THE OAKMARK FAMILY OF FUNDS 53

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

4. INVESTMENT TRANSACTIONS
Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                                                           INT'L
                                                                            EQUITY &                       SMALL
                                          OAKMARK     SELECT   SMALL CAP     INCOME     INTERNATIONAL       CAP
-------------------------------------------------------------------------------------------------------------------
Purchases                                $2,302,458  $725,844   $197,956     $17,310       $254,391      $   39,688
Proceeds from sales                       1,317,117    35,817    321,357       3,420        422,432          20,230

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 1998 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK FUND

                                                                                          MARKET
                                          PURCHASES       SALES        DIVIDEND            VALUE
AFFILIATES                                  (COST)     (PROCEEDS)       INCOME        MARCH 31, 1998
------------------------------------------------------------------------------------------------------
ACNielsen Corporation                               -      $  -                  -   $  125,948,250
Ambac Financial Group, Inc.                         -         -      $     790,164      256,528,938
The Black & Decker Corporation           $ 46,677,053         -          1,915,080      438,667,687
Dun & Bradstreet Corporation               92,554,603         -          3,335,552      333,030,694
GC Companies, Inc.                                  -         -                  -       20,768,063
Juno Lighting, Inc.                                 -         -            195,300       22,920,625
Knight Ridder, Inc.                                 -         -          1,860,000      259,818,750
Polaroid Corporation                       11,171,805         -          1,365,720      200,305,600
SPX Corporation                                     -         -                  -       66,788,700
                                         ------------       ---      -------------   -----------------
Totals                                    150,403,461         -          9,461,816    1,724,777,307

54 THE OAKMARK FAMILY OF FUNDS

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                                                       MARKET
                                          PURCHASES       SALES       DIVIDEND          VALUE
AFFILIATES                                  (COST)     (PROCEEDS)      INCOME      MARCH 31, 1998
--------------------------------------------------------------------------------------------------
USG Corporation                          $ 81,163,762         -                -     $137,647,087
US Industries Inc.                         99,803,998         -      $   479,440      186,988,750
                                         ------------       ---      -----------   ---------------
Totals                                    180,967,760         -          479,440      324,635,837

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                                                   MARKET
                                          PURCHASES      SALES      DIVIDEND        VALUE
AFFILIATES                                 (COST)     (PROCEEDS)     INCOME    MARCH 31, 1998
----------------------------------------------------------------------------------------------
Ascent Entertainment Group, Inc.         $ 3,794,484  $ 6,255,329           -    $ 20,625,000
Binks Sames Corporation                    1,078,125            -  $   24,700      13,174,540
The Carbide/Graphite Group, Inc.             446,250            -           -      24,450,000
Cole National Corporation                  9,549,025            -           -      48,281,250
Columbus McKinnon Corporation              1,859,814            -     113,701      24,114,750
Duff & Phelps Credit Rating Company                -            -      17,808      14,951,300
Granite Broadcasting Corporation                   -            -           -       9,250,000
Highlands Insurance Group, Inc.            1,378,000            -           -      30,906,250
International Multifoods Corporation       2,045,420    2,700,261     416,980      29,937,500
MagneTek, Inc.                             2,076,960            -           -      47,031,250
Northwest Pipe Company                     1,520,000            -           -      13,050,000
Pocahontas Federal Savings and Loan
   Assn.                                           -    1,748,504      54,000       4,475,000
PXRE Corporation                                   -   13,457,697     572,750      23,250,000
Ralcorp Holdings, Inc.                             -    8,420,479           -      51,875,000
RenaissanceRe Holdings                     9,657,585    6,255,329     812,500      75,000,000
Barry (R.G.) Corporation                   2,693,179            -           -      11,000,000
Savings Bank of the Finger Lakes                   -            -      18,800       3,666,000
Scotsman Industries, Inc.                          -    1,197,045      51,038      28,750,000
SPX Corporation                                    -   12,897,570           -      53,418,750
Stoneridge, Inc.                          29,973,979            -           -      30,000,000
Titan Exploration, Inc.                    1,179,168      824,504           -      24,375,000
Triarc Companies, Inc.                     1,959,905    3,672,971           -      42,000,000
Ugly Duckling Corporation                 15,549,929            -           -      18,921,875
                                         -----------  -----------  ----------  ---------------
Totals                                    84,761,823   57,429,689   2,082,277     642,503,465

                                                 THE OAKMARK FAMILY OF FUNDS 55

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                                                    MARKET
                                          PURCHASES       SALES      DIVIDEND        VALUE
AFFILIATES                                  (COST)     (PROCEEDS)     INCOME    MARCH 31, 1998
-----------------------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones,
   S.A.
   Class E                               $ 28,457,211            -  $  849,888    $43,216,075
BYC Co. Ltd.                                        -  $   329,484       9,894      1,549,863
Chargeurs International Sa                          -    3,923,390           -     39,744,066
Cordiant Communications Group plc           6,022,173            -           -     44,263,911
European Vinyls Corporation Intl. N.V.              -      639,518           -     28,209,192
Fernz Corporation Limited                   6,460,313            -     735,821     38,816,595
Fila Holding S.p.A.                        15,424,202            -           -     53,777,344
Giordano International Limited              8,253,910            -           -     17,283,322
Hong Kong Aircraft Engineering Company
   Ltd.                                     1,270,809            -           -     19,762,221
Keumkang Ltd.                               1,916,646            -     159,292      6,898,482
Lamex Holdings Ltd.                                 -            -     181,184      1,793,774
Lotte Chilsung                              3,009,525            -      17,504      6,216,606
Quilmes Industrial SA                       3,791,703    6,032,846           -     58,134,525
Saatchi & Saatchi plc                               -            -           -     54,025,212
Tae Young Corporation                      12,839,562            -      88,024     11,978,490
USIMINAS                                   10,583,452            -   3,460,482     56,732,281
Varitronix International Limited              481,148            -     374,426     31,181,073
Woongjin Publishing Company                 2,936,743            -      34,695      3,182,511
                                         ------------  -----------  ----------  ---------------
Totals                                    101,447,397   10,925,238   5,911,210    516,765,543

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                                                     MARKET
                                         PURCHASES      SALES       DIVIDEND          VALUE
AFFILIATES                                 (COST)    (PROCEEDS)      INCOME      MARCH 31, 1998
------------------------------------------------------------------------------------------------
Daimon                                   $  515,519         -      $    30,252     $ 1,646,358
Designer Textiles (NZ) Limited                    -         -           39,131         736,263
Matichon Public Company Limited              50,018         -                -       2,238,526
Parbury Limited                           2,870,863         -           65,550       3,097,351
Solution 6 Holdings Ltd.                    368,718         -                -       2,303,990
Woongjin Publishing Company               2,650,542         -           46,998       2,792,358
                                         ----------       ---      -----------   ---------------
Totals                                    6,455,660         -          181,931      12,814,846

56 THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS

 .................................................................................................................................
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    SIX MONTHS    ELEVEN MONTHS                        YEAR ENDED OCTOBER 31,
                                      ENDED           ENDED      -------------------------------------------------------------
                                 MARCH 31, 1998 SEPTEMBER 30, 1997        1996         1995         1994         1993         1992
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                         $      41.21      $  32.39        $    28.47   $    25.21    $   24.18    $    17.11   $ 12.10
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                              0.25          0.36              0.34         0.30         0.27         0.17      (0.03)(d)
   Net Gains or Losses on
      Securities (both
      realized and unrealized)            5.35         10.67              4.70         4.66         1.76         7.15       5.04
                                  ------------    ----------        ----------    ---------    ---------    ---------    -------
   Total From Investment
      Operations:                         5.60         11.03              5.04         4.96         2.03         7.32       5.01
Less Distributions:
   Dividends (from net
      investment income)                 (0.40)        (0.34)            (0.28)       (0.23)       (0.23)       (0.04)    --
   Distributions (from capital
      gains)                             (1.98)        (1.87)            (0.84)       (1.47)       (0.77)       (0.21)    --
                                  ------------    ----------        ----------    ---------    ---------    ---------    -------
   Total Distributions                   (2.38)        (2.21)            (1.12)       (1.70)       (1.00)       (0.25)    --
                                  ------------    ----------        ----------    ---------    ---------    ---------    -------
Net Asset Value, End of Period    $      44.43     $   41.21        $    32.39    $   28.47    $   25.21    $   24.18    $ 17.11
                                  ------------    ----------        ----------    ---------    ---------    ---------    -------
                                  ------------    ----------        ----------    ---------    ---------    ---------    -------
Total Return                             14.43%        39.24%*           18.07%       21.55%        8.77%       43.21%     41.40%

Ratios/Supplemental Data:
   Net Assets, End of Period
      ($ million)                 $    8,918.4     $6,614.9         $ 3,933.9    $ 2,827.1     $1,677.3     $1,107.0     $  114.7
   Ratio of Expenses to
      Average Net Assets                  1.03%         1.08%*            1.18%        1.17%        1.22%        1.32%        1.70%
   Ratio of Net Income (Loss)
      to Average Net Assets               1.29%         1.19%*            1.13%        1.27%        1.19%        0.94%       (0.24)%
   Portfolio Turnover Rate               19.93%         17.3%            23.7%        18.0%        29.3%        18.0%        34.0%
   Average Brokerage
      Commission Paid                    $0.0568        $0.0537          $0.0530     n/a           n/a          n/a          n/a

                                 PERIOD
                               OCTOBER 31,
                                 1991(a)
-----------------------------------------
Net Asset Value, Beginning of
   Period                       $ 10.00
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                      (0.01)
   Net Gains or Losses on
      Securities (both
      realized and unrealized)     2.11
                                -------
   Total From Investment
      Operations:                  2.10
Less Distributions:
   Dividends (from net
      investment income)         --
   Distributions (from capital
      gains)                     --
                                -------
   Total Distributions           --
                                -------
Net Asset Value, End of Period  $ 12.10
                                -------
                                -------
Total Return                      87.10%*
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($ million)               $   4.8
   Ratio of Expenses to
      Average Net Assets            2.50%(b)*
   Ratio of Net Income (Loss)
      to Average Net Assets        (0.66)%(b)*
   Portfolio Turnover Rate          0.0%
   Average Brokerage
      Commission Paid              n/a

*Data has been annualized.

(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% and the annualized ratio of net income (loss) to average net assets would have been (3.08%).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 57

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ................................................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   SIX MONTHS      ELEVEN MONTHS
                                     ENDED             ENDED
                                 MARCH 31, 1998   SEPTEMBER 30, 1997
---------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                         $   16.34            $10.00
Income From Investment
   Operations:
   Net Investment Income
     (Loss)                            0.02             (0.01)
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                   3.68              6.35
                                     ------          --------
   Total From Investment
     Operations:                       3.70              6.34
Less Distributions:
   Dividends (from net
     investment income)                0.00              0.00
   Distributions (from capital
     gains)                           (0.17)             0.00
                                     ------          --------
   Total Distributions                (0.17)             0.00
                                     ------          --------
Net Asset Value, End of Period    $   19.87          $  16.34
                                     ------          --------
                                     ------          --------
Total Return                          22.88%            69.16%*
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($million)                   $1,486.86          $ 514.17
   Ratio of Expenses to
     Average Net Assets                1.13%             1.12%*
   Ratio of Net Income (Loss)
     to Average Net Assets             0.23%            (0.11)%*
   Portfolio Turnover Rate             4.04%            36.93%
   Average Commission Rate
     Paid                             $0.0567           $0.0573

*Data has been annualized.

58 THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK SMALL CAP FUND
-----------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 .................................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   SIX MONTHS       ELEVEN MONTHS      YEAR ENDED
                                     ENDED             ENDED           OCTOBER 31,
                                 MARCH 31, 1998   SEPTEMBER 30, 1997      1996
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                         $   20.34          $  13.19           $  10.00
Income From Investment
   Operations:
   Net Investment Income
     (Loss)                           (0.04)            (0.01)             (0.02)
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                   1.34              7.16               3.21
                                  ---------          --------           --------
   Total From Investment
     Operations:                       1.30              7.15               3.19
Less Distributions:
   Dividends (from net
     investment income)                0.00              0.00               0.00
   Distributions (from capital
     gains)                           (0.84)             0.00               0.00
                                  ---------          --------           --------
   Total Distributions                (0.84)             0.00               0.00
                                  ---------          --------           --------
Net Asset Value, End of Period    $   20.80          $  20.34           $  13.19
                                  ---------          --------           --------
                                  ---------          --------           --------
Total Return                           6.84%            59.14%*            31.94%
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($ million)                  $1,429.0          $1,513.4            $ 218.4
   Ratio of Expenses to
     Average Net Assets                1.39%            1.37%*              1.61%
   Ratio of Net Income (Loss)
     to Average Net Assets            (0.39)%          (0.25)%*            (0.29)%
   Portfolio Turnover Rate            14.51%           26.88%              23.15%
   Average Commission Rate
     Paid                             $0.0523          $0.0482             $0.0520

*Data has been annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 59

       THE OAKMARK EQUITY AND INCOME FUND
----------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ................................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 SIX MONTHS   ELEVEN MONTHS
                                   ENDED          ENDED        YEAR ENDED
                                 MARCH 31,    SEPTEMBER 30,    OCTOBER 21,
                                   1998           1997            1996
--------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                         $14.49      $  11.29          $10.00
Income From Investment
   Operations:
   Net Investment Income            0.15          0.21            0.10
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                1.14          3.24            1.19
                                  ------      --------        --------
   Total From Investment
     Operations:                    1.29          3.45            1.29
Less Distributions:
   Dividends (from net
     investment income)            (0.24)        (0.12)           0.00
   Distributions (from capital
     gains)                        (0.59)        (0.13)           0.00
                                  ------      --------        --------
   Total Distributions             (0.83)        (0.25)           0.00
                                  ------      --------        --------
Net Asset Value, End of Period    $14.95      $  14.49          $11.29
                                  ------      --------        --------
                                  ------      --------        --------
Total Return                        9.61%        34.01%*         12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($ million)                  $53.5       $  33.46        $  13.8
   Ratio of Expenses to
     Average Net Assets             1.29%         1.50%*(a)       2.50%(a)
   Ratio of Net Income (Loss)
     to Average Net Assets          2.48%         2.38%*(a)       1.21%(a)
   Portfolio Turnover Rate          8.77%        53.10%          66.35%
   Average Commission Rate
     Paid                          $0.0594       $0.0554         $0.0581

*Data has been annualized.

(a) If the fund had paid all of its expenses and there had been no expense reimbursement by the investment adviser for the period ended September 30, 1997, and the year ended October 31, 1996, the ratios of expenses to average net assets would have been 1.70%* and 2.64% respectively, and the ratios of net income to average net assets would have been 2.18% and 1.08% respectively.

60 THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS

 ..................................................................................................................
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                 SIX MONTHS       ELEVEN MONTHS                 YEAR ENDED OCTOBER 31,               PERIOD ENDED
                                    ENDED             ENDED          -------------------------------------------      OCTOBER 31,
                                MARCH31, 1998   SEPTEMBER 30, 1997     1996       1995        1994        1993         1992(a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                          $18.77             $14.92         $   12.97   $   14.50   $   14.09   $    9.80      $10.00
Income From Investment
   Operations:
   Net Investment Income             0.13               0.27              0.09        0.30        0.21        0.06        0.26
   Net Gains or Losses on
      Securities (both
      realized and unrealized)      (0.78)              3.74              2.90       (0.77)       0.43        4.48       (0.46)
                                 --------           --------         ---------   ---------   ---------   ---------    --------
   Total From Investment
      Operations:                   (0.65)              4.01              2.99       (0.47)       0.64        4.54        (0.2)
Less Distributions:
   Dividends (from net
      investment income)            (0.58)             (0.16)             0.00        0.00       (0.08)      (0.25)       --
   Distributions (from capital
      gains)                        (2.86)              0.00             (1.04)      (1.06)      (0.15)      --           --
                                 --------           --------         ---------   ---------   ---------   ---------    --------
   Total Distributions              (3.44)             (0.16)            (1.04)      (1.06)      (0.23)      (0.25)       --
                                 --------           --------         ---------   ---------   ---------   ---------    --------
Net Asset Value, End of Period     $14.68           $  18.77         $   14.92   $   12.97   $   14.50   $   14.09    $   9.80
                                 --------           --------         ---------   ---------   ---------   ---------    --------
                                 --------           --------         ---------   ---------   ---------   ---------    --------
Total Return                        (1.24)%            29.63%*           24.90%      (3.06)%      4.62%      47.49%     (22.81)%*
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($ million)                  $86.8           $1,647.3          $1,172.8    $  819.7    $1,286.0    $  815.4       $23.5
   Ratio of Expenses to
      Average Net Assets             1.26%              1.26%*            1.32%       1.40%       1.37%       1.26%       2.04%*
   Ratio of Net Income (Loss)
      to Average Net Assets          1.31%              2.09%*            1.45%       1.40%       1.44%       1.55%      37.02%*
   Portfolio Turnover Rate          19.68%                61%               42%         26%         55%         21%          0%
   Average Commission Rate
      Paid                          $0.0109            $0.0052           $0.0158     n/a         n/a         n/a         n/a

*Data has been annualized.

(a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 61

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
------------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ..................................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  SIX MONTHS   ELEVEN MONTHS
                                    ENDED          ENDED        YEAR ENDED
                                  MARCH 31,    SEPTEMBER 30,    OCTOBER 21,
                                    1998           1997            1996
---------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                           $12.20       $11.41           $10.00
Income From Investment
   Operations:
   Net Investment Income              0.03         0.13             0.04
   Net Gains or Losses on
      Securities (both
      realized and unrealized)       (1.25)        1.10             1.37
                                  --------     --------         --------
   Total From Investment
      Operations:                    (1.22)        1.23             1.41
Less Distributions:
   Dividends (from net
      investment income)             (0.05)       (0.08)            0.00
   Distributions (from capital
      gains)                         (1.34)       (0.36)            0.00
                                  --------     --------         --------
   Total Distributions               (1.39)       (0.44)            0.00
                                  --------     --------         --------
Net Asset Value, End of Period       $9.59       $12.20           $11.41
                                  --------     --------         --------
                                  --------     --------         --------
Total Return                         (9.81)%      12.07%*          14.15%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($ million)                   $86.84       $65.97           $39.8
   Ratio of Expenses to
      Average Net Assets              1.83%        1.93%*           2.50%(a)
   Ratio of Net Income (Loss)
      to Average Net Assets           1.37%        1.23%*           0.65%(a)
   Portfolio Turnover Rate           34.35%       62.63%           27.44%
   Average Commission Rate
      Paid                           $0.0032      $0.0025          $0.0036

*Data has been annualized.

(a) If the fund had paid all of its expenses and there had been no expense reimbursement by the investment advisor, the ratio of expenses to average net assets would have been 2.65% and the ratio of net income (loss) to average net assets would have been .50%.

62 THE OAKMARK FAMILY OF FUNDS

 THE OAKMARK FAMILY OF FUNDS

       TRUSTEES AND OFFICERS
        ........................................................................

TRUSTEES
  Michael J. Friduss
  Thomas H. Hayden
  Christine M. Maki
  Victor A. Morgenstern
  Allan J. Reich
  Marv Rotter
  Burton W. Ruder
  Peter S. Voss
  Gary Wilner, M.D.

OFFICERS
  Victor A. Morgenstern--CHAIRMAN
  Robert M. Levy--PRESIDENT
  Robert J. Sanborn--EXECUTIVE VICE PRESIDENT
  David G. Herro--VICE PRESIDENT
  Clyde S. McGregor--VICE PRESIDENT
  William C. Nygren--VICE PRESIDENT
  Steven J. Reid--VICE PRESIDENT
  Michael J. Welsh--VICE PRESIDENT
  Donald Terao--VICE PRESIDENT--FINANCE
  Anita M. Nagler--SECRETARY
  Ann W. Regan--VICE PRESIDENT--
    SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
  Kristi L. Rowsell--TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
  Harris Associates L.P.
  Two North LaSalle Street
  Chicago, Illinois 60602-3790

TRANSFER AGENT
  State Street Bank and Trust Company
  Attention: The Oakmark Family of Funds
  P.O. Box 8510
  Boston, Massachusetts 02266-8510

LEGAL COUNSEL
  Bell, Boyd & Lloyd
  Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
  Arthur Andersen LLP
  Chicago, Illinois

FOR MORE INFORMATION:
  Please call 1-800-OAKMARK
  (1-800-625-6275)

WEBSITE
  www.oakmark.com

24-HOUR NAV HOTLINE
  1-800-GROWOAK (1-800-476-9625)

          This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.
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                                                  THE OAKMARK FAMILY OF FUNDS 63
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64 THE OAKMARK FAMILY OF FUNDS

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OAKMARK
FAMILY OF FUNDS

P.O BOX 8510
BOSTON, MA 02266-8510